UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant x Filed by a Party other than the Registrant

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §240.14a-12

RESPECT YOUR UNIVERSE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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RESPECT YOUR UNIVERSE, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 27, 2015

To our Shareholders:

Notice is hereby given that the 2015 Special Meeting (the “Special Meeting”) of Shareholders of Respect Your Universe, Inc. (the “Company”) will be held at 900-885 West Georgia Street, Vancouver, British Columbia at 10:00 a.m. on January 27, 2015 for the following purposes:

(1)	To approve and ratify the adoption of a revised 2014 Stock Option Plan;
(2)	To approve and ratify certain stock option grants;
(3)
To approve a plan of share exchange (the “Plan of Share Exchange”) between the Company and Respect Your Universe (BC), Inc. (“RYU Canada”), a newly organized British Columbia corporation, pursuant to which the Company’s outstanding shares of common stock (the “RYU Shares”), other than RYU Shares held by dissenting shareholders, will be exchanged for common shares of RYU Canada (the “RYU Canada Shares”), with the result that the Company will become a wholly-owned subsidiary of RYU Canada; and

(4)	To transact such other business, if any, as may properly come before the Special Meeting.

The accompanying Proxy Statement provides additional information in relation to the special meeting and is supplemental to, and expressly made part of the Notice of Special Meeting. The Company’s board of directors approved the Plan of Share Exchange to change our corporate jurisdiction from Nevada to British Columbia. Therefore, the Company’s board of directors recommends that you vote “FOR” the Plan of Share Exchange.

Only stockholders of record at the close of business on November 28, 2014 are entitled to notice of and to vote at the meeting. Whether or not you expect to attend the special meeting in person, the Company urges you to submit your vote as promptly as possible by marking, signing and dating the enclosed proxy card and returning it to Computershare Investor Services Inc., 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1. You may revoke your proxy at any time before the special meeting. If your shares are held in the name of a bank, broker, or other nominee, please follow the instructions in the voting instruction card furnished to you by such record holder. Even if you have voted by proxy, you may still vote in person if you attend the Special Meeting.

Under Nevada law, stockholders of record who do not vote in favor of the Plan of Share Exchange may exercise their dissent rights to obtain fair value of their shares of stock if the Plan of Share Exchange is completed. You must strictly follow the procedures of Nevada law including, among other things, submitting a written demand before the vote is taken on the adoption of the Plan of Share Exchange and you must not vote in favor of the Plan of Share Exchange.

By Order of the Board of Directors

/s/ Marcello Leone

Marcello Leone
Director and Chief Executive Officer
Vancouver, British Columbia
December 22, 2014

RESPECT YOUR UNIVERSE, INC.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
JANUARY 27, 2015

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on January 27, 2015

Above materials are also available at http://ryu.com/pages/investor-relations/2015Meeting

Questions and Answers about the Special Meeting of Stockholders

Why am I receiving these materials?

The board of directors of Respect Your Universe, Inc. (“we”, “us”, “our”, “RYU” or the “Company”) is soliciting proxies for use at the special meeting of stockholders to be held on January 27, 2015, 900-885 West Georgia Street, Vancouver, British Columbia or at any adjournment of the special meeting (the “Special Meeting”). These materials were first sent or given to our stockholders on or about December 24, 2014.

What is included in these materials?

These materials include:

•	the notice of the Special Meeting of stockholders;
•	this proxy statement for the Special Meeting of stockholders; and
•	the proxy card.

What items will be voted at the Special Meeting?

Our stockholders will vote on:

(1)	To approve and ratify the adoption of a revised 2014 Stock Option Plan;
(2)	To approve and ratify certain stock option grants;
(3)
To approve a plan of share exchange (the “Plan of Share Exchange”) between RYU and Respect Your Universe (BC), Inc. (“RYU Canada”), a newly organized British Columbia corporation, pursuant to which RYU’s outstanding shares of common stock (the “RYU Shares”), other than RYU Shares held by dissenting shareholders, will be exchanged for common shares of RYU Canada (the “RYU Canada Shares”), with the result that RYU will become a wholly-owned subsidiary of RYU Canada; and

(4)	To transact such other business, if any, as may properly come before the Special Meeting.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the Special Meeting, but you do not need to attend the Special Meeting in person to vote your RYU Shares. Even if you do not plan to attend the Special Meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the Special Meeting?

Our board of directors has fixed the close of business on November 28, 2014 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the Special Meeting.

As of the record date, 55,291,788 RYU Shares were issued and outstanding and, therefore, a total of 55,291,788 votes are entitled to be cast at the Special Meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each RYU Share that you owned on the record date. There is no cumulative voting.

How do I vote my RYU Shares?

If you are a stockholder of record, you may vote in person at the Special Meeting or by proxy.

•	To vote in person, come to the Special Meeting, and we will give you a ballot when you arrive.
•
If you do not wish to vote in person or if you will not be attending the Special Meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

If you hold your RYU Shares in “street name” and:

•
you wish to vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your RYU Shares giving you the right to vote the RYU Shares at the Special Meeting.

•
you do not wish to vote in person or you will not be attending the Special Meeting, you must vote your RYU Shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your RYU Shares.

What is the difference between a stockholder of record and a “street name” holder?

If your RYU Shares are registered directly in your name with our transfer agent, Computershare Investor Services Inc., then you are a stockholder of record with respect to those RYU Shares.

If your RYU Shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those RYU Shares. However, you still are the beneficial owner of those RYU Shares, and your RYU Shares are said to be held in “street name”. Street name holders generally cannot vote their RYU Shares directly and must instead instruct the broker, bank, or other nominee how to vote their RYU Shares. Street name holders are also invited to attend the Special Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold RYU Shares registered in more than one name or in different accounts. To ensure that all of your RYU Shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your RYU Shares are held in “street name”, you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of each of the proposals?

The proposal to approve our revised 2014 Stock Option Plan and Stock Options requires the affirmative vote of a majority of the RYU Shares represented at the Special Meeting and entitled to vote on any matter (which RYU Shares voting affirmatively also constitute at least a majority of the required quorum). Therefore, for these proposals to be approved, each proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

The proposal to approve the Plan of Share Exchange requires the affirmative vote of at least a majority of the issued and outstanding RYU Shares.

How are votes counted?

You may vote “For”, “Against”, or “Abstain” for any of the proposals. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on this proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding RYU Shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those RYU Shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your RYU Shares, then the proxy holder will vote your RYU Shares for all proposals.

If you hold your RYU Shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your RYU Shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the RYU Shares held in street name, it generally has the discretion to vote uninstructed RYU Shares on routine matters but have no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the Special Meeting. Stockholders holding at least 5% of the RYU Shares entitled to vote, represented in person or by proxy, constitute a quorum at the Special Meeting. Your RYU Shares will be counted towards the quorum requirement only if you or the registered holder of your RYU Shares, properly vote by proxy or are present in person at the Special Meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Special Meeting may be adjourned by the vote of a majority of the RYU Shares represented either in person or by proxy.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your RYU Shares for all of the proposals to be submitted at the Special Meeting.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Special Meeting and voting in person. Your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us, at 1672 West 2nd Avenue, Vancouver, British Columbia, V6J 1H4 Attention: Chief Financial Officer, a written notice of revocation prior to the Special Meeting.

If you hold your RYU Shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Special Meeting?

You may call us at 1-604-569-1414 if you want to obtain information or directions to be able to attend the Special Meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the Special Meeting. If you hold your RYU Shares in street name, you also will need proof of ownership to be admitted to the Special Meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Questions and Answers about the Plan of Share Exchange

What are my rights to dissent?

Under the Nevada Revised Statutes (“NRS”), our stockholders are entitled to dissent from approval of the Plan of Exchange pursuant to section 92A.380 of the NRS and to be paid the “fair value” of their shares of our common stock if the Plan of Share Exchange is completed. Stockholders electing to exercise these dissenter rights must comply with the provisions of sections 92A.300 to 92A.500 of the NRS. We will require strict compliance with the statutory procedures. A copy of the relevant provisions of the NRS is attached as Appendix A to this Proxy Statement. A more comprehensive discussion of dissenters’ rights is set out in the section titled “Proposal No. 3 – Approval of Plan of Share Exchange – Dissent Rights”.

How do I exchange my Share Certificates?

Upon the effectiveness of the Plan of Share Exchange, RYU Canada will mail a letter of transmittal with instructions to each holder of record of RYU Shares outstanding immediately before the effective time (the “Effective Time”) of the Plan of Share Exchange for use in exchanging certificates formerly representing RYU Shares for certificates representing RYU Canada Shares. Certificates should not be surrendered by the holder thereof until they have received the letter of transmittal from RYU Canada.

How will my rights as a shareholder change?

You will hold the same number of shares you now hold following the Plan of Share Exchange. However, the rights of stockholders under the NRS differ in certain ways from the rights of shareholders under the British Columbia Business Corporations Act (the “BCBCA”). See the section titled “Proposal No. 3 – Approval of Plan of Share Exchange – Material Differences of the Rights of Our Stockholders after the Change of Our Corporate Jurisdiction”.

Will RYU Canada be listed on a stock exchange?

RYU Canada Shares will be listed for trading on the TSX Venture Exchange under the symbol “RYU” and quoted on the OTCQB under the symbol “RYUN”. RYU Canada will analyze the benefits of continuing to have its securities registered under the Securities and Exchange Act as a Canadian company. It may decide to “go dark” in the United States by filing a Form 15 with the Securities and Exchange Commission. RYU Canada Shares may continue to trade on the “Pink Sheets” if RYU terminates its registration under the Securities and Exchange Act.

What is the authorized capital of RYU Canada?

The authorized capital of RYU Canada will consist of an unlimited number of common shares without par value and an unlimited number of preferred shares without par value. RYU’s Articles of Incorporation authorized capital is 250,000,000 shares of common stock with a par value of $0.001 per share.

What regulatory approval is required?

In order for RYU to carry out the Plan of Share Exchange, it will be necessary for us to comply with the provisions of the corporate law of the NRS and the BCBCA. Under the BCBCA, the Plan of Share Exchange will require the approval of the Supreme Court of British Columbia (the “Court”) as it will be a plan of arrangement for RYU Canada. Prior to sending this Proxy Statement, RYU Canada obtained an interim order which, among other things, directs that the RYU securityholders be asked to consider and vote upon the Plan of Share Exchange. A copy of the Interim Order is attached as Appendix B to this Information Circular. The hearing in respect of the Final Order is currently scheduled to take place on or about February 2, 2015, at the Law Courts, 800 Smithe Street, Vancouver, British Columbia. Any securityholder or other interested party who wishes to participate or to be represented or to present evidence or argument may do so, subject to filing with the Court a notice of their intention in accordance with the British Columbia Rules of Civil Procedure, serving such notice setting out the basis for opposition and a copy of the materials to be used to oppose the application upon the solicitors of RYU and upon all other parties who have filed a notice of appearance before 4:00 p.m. (Vancouver time) on January 20, 2015.

The Plan of Share Exchange is subject to the approval of the TSX Venture Exchange.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “plan”, “aim”, “will”, “may”, “should”, “could”, “would”, “likely” and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include statements pertaining to, among other things: (1) tax consequences of the Plan of Share Exchange; (2) approvals required to effect the Plan of Share Exchange; (3) anticipated benefits of the Plan of Share Exchange; and (4) the anticipated costs of the Plan of Share Exchange.

The material assumptions supporting these forward-looking statements include, among other things: (1) our ability to obtain any necessary approvals; (2) continuation of current tax and regulatory regime; (3) our ability to obtain new financing; and (4) general economic and financial market conditions.

These statements are not guarantees of future performance, and therefore you should not put undue reliance upon them. Some of the factors that may cause actual results to differ materially from those indicated in these statements are found in the section “Risk Factors” in this proxy statement and also include without limitation:

•	our inability to obtain the necessary approvals;

•	our shareholders (the “Shareholders”) may not approve the Plan of Share Exchange;

•	our reporting obligations will be different after we complete the Plan of Share Exchange;

•	the rights of our Shareholders will change as a result of the Plan of Share Exchange; and

•	the market for shares of our company as a British Columbia corporation may differ from the market for shares of our company as a Nevada company.

The forward-looking statements contained in this proxy statement reflect our views and assumptions only as of the date of this proxy statement. We undertake no obligation to update or revise any forward-looking statements after the date on which the statement is made.

VOTING SECURITIES

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of December 17, 2014, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors, director nominees, named executive officers (as defined in the “Executive Compensation” section below) and current executive officers and by our current directors and executive officers as a group. We have determined the number and percentage of RYU Shares beneficially owned by such person in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). This information does not necessarily indicate beneficial ownership for any other purpose.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)
Common Stock	Marcello Leone(2) 1672 West 2nd Avenue Vancouver, British Columbia	4,595,274	Direct/ Indirect	8.3%
Common Stock	Jameel Vaghela 1672 West 2nd Avenue Vancouver, British Columbia	4,500	Direct/ Indirect	nil
Common Stock	Martino Ciambrelli(3) 1672 West 2nd Avenue Vancouver, British Columbia	70,000	Direct/ Indirect	0.1%
Common Stock	Michelle Sibley(4) 1672 West 2nd Avenue Vancouver, British Columbia	12,500	Direct/ Indirect	nil
Common Stock	Bill Marcus(5) 1672 West 2nd Avenue Vancouver, British Columbia	12,500	Direct/ Indirect	Nil

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Common Stock	Peter Pan(6) 1672 West 2nd Avenue Vancouver, British Columbia	610,250	Direct/ Indirect	1.1%
Common Stock	Maria Leone(7) 1672 West 2nd Avenue Vancouver, British Columbia	137,500	Direct/ Indirect	0.3%
Common Stock	Directors and Current Executive Officers as a group (7 persons)	5,442,524		9.8%
Common Stock	Cen Huining 601 BLDG 220 Nancun Runxi Road No 192 Hefei Anhui	5,000,000	Direct	9.0%
Common Stock	Cen Shao Shen No 1301 Unit 4 BLDG No 417 Hua Xin Gong Yu Hui Zhong Bei Lit Chao Yang District Beijing	5,000,000	Direct	9.0%
Common Stock	Renren Yao Nancun 216 #303 No 193 Tunzi Rd Hefer Anhui	5,000,000	Direct	9.0%
Common Stock	Non-Directors and Executive Officers as a group (3 persons)	15,000,000	Direct	27%

(1)
Percentage of ownership is based on 55,291,788 RYU Shares issued and outstanding as of December 17, 2014. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such RYU Shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. RYU Shares of common stock subject to stock options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such stock option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)
2,495,961 RYU Shares are owned directly by Marcello Leone and 234,343 are owned indirectly by minor children. Includes warrants to purchase 1,720,114 RYU Shares of common stock held directly by Marcello Leone and warrants to purchase 144,856 RYU Shares of common stock held by minor children.

(3)	Includes options to purchase 50,000 RYU Shares.

(4)	Includes options to purchase 12,500 RYU Shares.

(5)	Includes options to purchase 12,500 RYU Shares.

(6)	Includes options to purchase 75,000 RYU Shares.

(7)	Includes options to purchase 75,000 RYU Shares.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

PROPOSAL NO. 1 – RATIFY ADOPTION OF REVISED 2014 PLAN
Introduction

Our revised 2014 Stock Option Plan (the “Revised 2014 Plan”), which is attached as Appendix C to this proxy statement, is being submitted to our stockholders for approval.

The Revised 2014 Plan, which was adopted by our board on December 18, 2014, will replace our 2014 Stock Option Plan (the “2014 Plan”), which was adopted by our board on June 26, 2014. The Revised 2014 Plan increases the number of options available for grant from 8,090,512 to 20% of the issued and outstanding RYU Shares on the date of the Special Meeting. As of December 17, 2014, we had 55,291,788 RYU Shares issued and outstanding and, assuming no additional RYU Shares are issued before the Special Meeting, we will reserve 11,067,350 RYU Shares for the Revised 2014 Plan. There are no other changes to the 2014 Plan.

The purpose of the Revised 2014 Plan is to advance the interests of our company and its Shareholders by attracting, retaining and motivating the performance of selected directors, officers, employees or consultants of our company of high caliber and potential and to encourage and enable such persons to acquire and retain a proprietary interest in our company by ownership of its stock.

Summary of Revised 2014 Plan Terms

If the RYU Shares are listed on the TSX Venture Exchange, the following terms apply to our plan:

•
the number of RYU Shares which may be reserved in any 12 month period for issuance to any one individual upon exercise of all stock options held by that individual may not exceed 5% of the issued and outstanding RYU Shares of our company at the time of the grant;

•
the number of RYU Shares which may be reserved in any 12 month period for issuance to any one consultant may not exceed 2% of the issued and outstanding RYU Shares and the maximum number of RYU Shares which may be reserved in any 12 month period for issuance to all persons engaged in investor relations activities may not exceed 2% of the issued and outstanding RYU Shares of our company;

•	options granted to any person engaged in investor relations activities will vest in stages over 12 months with no more than ¼ of the stock options vesting in any three month period;

•
stock options granted to optionees engaged in investor relations activities on behalf of our company expire 30 days after such optionees cease to perform such investor relations activities for our company; and

•
the exercise price of any stock options granted under the 2014 Plan shall be determined by the board of directors, but may not be less than the closing price of the RYU Shares on the TSX Venture Exchange on the last trading day immediately preceding the date of the grant of such stock options (less any discount permissible under TSX Venture Exchange rules).

The Revised 2014 Plan will be administered by the board of directors of our company or a special committee of directors, either of which will have full and final authority with respect to the granting of all stock options thereunder. Stock options may be granted under the Revised 2014 Plan to such directors, officers, employees or consultants of our company, as the board of directors may from time to time designate.

The term of any stock options granted under the Revised 2014 Plan shall be determined at the time of grant but, subject to earlier termination in the event of termination or in the event of death, the term of any stock options granted under the Revised 2014 Plan may not exceed ten years. Options granted under the Revised 2014 Plan are not to be transferable or assignable other than by will or other testamentary instrument or pursuant to the laws of succession.

Subject to certain exceptions, in the event that an employee, or consultant ceases to act in that capacity in relation to our company, stock options granted to such employee, consultant or management company employee under the Revised 2014 Plan will expire one year after such individual or entity ceases to act in that capacity in relation to our company, other than for cause, death, or disability. Options granted to an employee or consultant that ceases to act in that capacity in relation to our company are terminated immediately upon the employee or consultant being terminated for cause. In the event of death of an option holder, options granted under the Revised 2014 Plan expire one year from the date of the death of the option holder.

RYU Canada

If the Plan of Share Exchange is effected, the Revised 2014 Plan will become the stock option plan of RYU Canada.

Vote Required

This proposal must receive the affirmative vote of a majority of the RYU Shares cast at the Meeting to be approved.

Our Board of Directors unanimously recommends that you vote FOR the ratification of the Revised 2014 Plan.

PROPOSAL NO. 2 – RATIFICATION OF GRANT OF OPTIONS

On August 18, 2014, our board of directors granted Marcello Leone options (the “Options”) to purchase up to 1,600,000 RYU Shares at a price of $0.30 per RYU Share for a period of ten years. The Options may only be exercised in the event that we report positive net cash from operating activities and net income, as shown on either our interim or annual financial statements as filed with the Securities and Exchange Commission. The grant of these Options is subject to Shareholder approval. The Options will be cancelled if shareholders do not ratify the grant of the Options.

Vote Required

This proposal must receive the affirmative vote of a majority of the RYU Shares cast at the Special Meeting to be approved.

Our Board of Directors unanimously recommends that you vote FOR the ratification of the grant of Options.

PROPOSAL NO. 3 – APPROVAL OF PLAN OF SHARE EXCHANGE

Overview of the Plan of Share Exchange

On December 4 2014, our board of directors determined that it would be in the best interest of our company to change our corporate jurisdiction from the State of Nevada to the Province of British Columbia, Canada. In order to effect the change in corporate jurisdiction in a tax efficient manner, the change in jurisdiction will be effected as a Plan of Share Exchange pursuant to the NRS and a plan of arrangement pursuant to the BCBCA.

The change of our corporate jurisdiction will not result in any material change to our business and will not have any effect on the relative equity or voting interests of our stockholders. Each previously outstanding RYU Share will become one RYU Canada Share.

On December 4, 2014, RYU entered into a Plan of Share Exchange/Arrangement Agreement (the “Plan of Share Exchange Agreement”), attached as Schedule “A”, with RYU Canada to effect the Plan of Share Exchange. On the Effective Time, each shareholder of RYU will be deemed to have exchange his, her or its RYU Shares for one share of RYU Canada.

The Plan of Share Exchange is subject to approval by the holders of a majority of the outstanding shares of our common stock and the TSX Venture Exchange. The change of our corporate jurisdiction will result in changes in the rights and obligations of our current stockholders under applicable corporate laws. A detailed discussion of these differences is set forth under the section titled “Material Differences of the Rights of our Stockholders after the Change of our Corporate Jurisdiction” below.

In addition, the change of our corporate jurisdiction may have material tax consequences to stockholders which may or may not be adverse to any particular stockholder depending on the stockholder’s particular circumstances. A detailed discussion of the tax consequences is set out in the sections titled “Material United States Federal Tax Consequences” and “Material Canadian Income Tax Consequences” below.

Under the NRS, our stockholders are entitled to dissent from approval of the Plan of Exchange pursuant to section 92A.380 of the NRS and to be paid the “fair value” of their shares of our common stock if the Plan of Share Exchange is completed. Stockholders electing to exercise these dissenter rights must comply with the provisions of sections 92A.300 to 92A.500 of the NRS. We will require strict compliance with the statutory procedures. A copy of the relevant provisions of the NRS is attached as Appendix A to this Proxy Statement. A more comprehensive discussion of dissenters’ rights is set out in the section titled “Dissent Rights”.

RYU Canada

On December 4, 2014, RYU incorporated RYU Canada as a wholly-owned subsidiary for the sole purpose of effecting the Plan of Share Exchange. The officers and directors of RYU Canada are the same as RYU. RYU Canada has no assets or liabilities.

The following is a description of the share capital of RYU Canada.

Authorized Capital

The authorized capital of RYU Canada will consist of an unlimited number of common shares without par value and an unlimited number of preferred shares without par value. RYU’s Articles of Incorporation authorized capital is 250,000,000 shares of common stock with a par value of $0.001 per share.

Common Shares

The holders of our common shares will be entitled to receive notice of and to attend and vote at all meetings of the shareholders of RYU Canada and each common share shall confer the right to one vote in person or by proxy at all meetings of the shareholders of RYU Canada. The holders of our common shares, subject to the prior rights, if any, of any other class of shares of RYU Canada, are entitled to receive such dividends in any financial year as our board of directors may by resolution determine. In the event of the liquidation, dissolution or winding-up of RYU Canada, whether voluntary or involuntary, the holders of our common shares are entitled to receive, subject to the prior rights, if any, of the holders of any other class of shares of RYU Canada, the remaining property and assets of RYU Canada. Our common shares do not carry any pre-emptive, subscription, redemption or conversion rights, nor do they contain any sinking or purchase fund provisions.

Preferred Shares

RYU Canada will be authorized to issue preferred shares in one or more series. Subject to the BCBCA, the directors of RYU Canada may, by resolution, if none of the shares of any particular series are issued, alter articles of RYU Canada and authorize the alteration of the notice of articles of RYU Canada, as the case may be, to do one or more of the following:

•	determine the maximum number of shares of that series that RYU Canada is authorized to issue, determine that there is no such maximum number, or alter any such determination;
•	create an identifying name for the shares of that series, or alter any such identifying name; and
•	attach special rights or restrictions to the shares of that series, or alter any such special rights or restrictions.

The holders of preferred shares will be entitled, on the liquidation or dissolution of RYU Canada, whether voluntary or involuntary, or on any other distribution of the assets of RYU Canada among shareholders of RYU Canada for the purpose of winding up its affairs, to receive, before any distribution is made to the holders of common shares of RYU Canada or any other shares of RYU Canada ranking junior to the preferred shares with respect to the repayment of capital on the liquidation or dissolution of RYU Canada, whether voluntary or involuntary, or on any other distribution of the assets of RYU Canada among shareholders of RYU Canada for the purpose of winding up its affairs, the amount paid up with respect to each preferred share held by them, together with the fixed premium (if any) thereon, all accrued and unpaid cumulative dividends (if any and if preferential) thereon, which for such purpose will be calculated as if such dividends were accruing on a day-to-day basis up to the date of such distribution, whether or not earned or declared, and all declared and unpaid non-cumulative dividends (if any and if preferential) thereon. After payment to the holders of the preferred shares of the amounts so payable to them, they will not, as such, be entitled to share in any further distribution of the property or assets of RYU Canada, except as specifically provided in the special rights and restrictions attached to any particular series. All assets remaining after payment to the holders of preferred shares as aforesaid will be distributed rateably among the holders of common shares of RYU Canada.

Except for rights as may be attached to any series of the preferred shares by the directors, holders of preferred shares will not be entitled, as such, to receive notice of, or to attend or vote at, any general meeting of shareholders of RYU Canada.

Material Tax Consequences

There are material tax consequences to a Plan of Share Exchange. Stockholders should consult their own tax advisers with respect to their particular circumstances. A detailed summary of the factors affecting the tax consequences for stockholders is set out under the sections of this Proxy Statement titled “Material United States Federal Tax Consequences” and “Material Canadian Income Tax Consequences”.

Reasons for the Plan of Share Exchange

We believe that the change of our corporate jurisdiction to the Province of British Columbia, Canada will more accurately reflect our operations, which are headquartered in and managed from the Province of British Columbia, Canada. We also believe that changing our corporate jurisdiction to the Province of British Columbia, Canada more accurately reflects the identity of our company because Canada is the country from which we have derived much of our financing, and our common stock is listed on the TSX Venture Exchange in Canada. Furthermore, the majority of our officers and directors are located in Canada, and a large amount of our issued and outstanding stock is owned of record by persons not resident in the United States.

We believe that the change of our corporate jurisdiction may also enable us to qualify as a “foreign private issuer” in the United States. As a foreign private issuer, we believe that our regulatory compliance costs may decrease and our ability to raise capital should improve because it should, under certain circumstances, enable us to issue securities in private placement offerings with a four-month hold period (for which we believe there is more demand than there is for securities issued in a private placement with a minimum hold period of six-months, which is currently the case) without limiting our access to the U.S. capital markets.

In addition to the potential benefits described above, the Plan of Share Exchange will impose some moderate costs on our company and will expose us and our stockholders to some risk, including the risk of liability for taxation and the potential for greater impediments to enforcement of judgments and orders of United States courts and regulatory authorities against our company.

Court Approval

The Plan of Share Exchange requires approval by the Court under the provisions of Division 5 of Part 9 of the BCBCA. On December 19, 2014, RYU and RYU Canada obtained the Interim Order, which provides for the calling and holding of the Special Meeting and other procedural matters. A copy of the Interim Order is attached as Appendix B to this Information Circular. The hearing in respect of the Final Order is currently scheduled to take place on or about January 23, 2015 at the Law Courts, 800 Smithe Street, Vancouver, British Columbia. Any Shareholder or other interested party who wishes to participate or to be represented or to present evidence or argument may do so, subject to filing with the Court a notice of their intention in accordance with the British Columbia Rules of Civil Procedure, serving such notice setting out the basis for opposition and a copy of the materials to be used to oppose the application upon the solicitors RYU and upon all other parties who have filed a notice of appearance before 4:00 p.m. (Vancouver time) on January 21, 2015.

The Court has broad discretion under the BCBCA when making orders with respect to the Plan of Share Exchange and the Court, in hearing the application for the Final Order, will consider, among other things, the fairness of the Plan of Share Exchange to the Shareholders and any other interested party as the Court determines appropriate. The Court may approve the Plan of Share Exchange either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court may determine appropriate.

The offer and sale of the RYU Canada Shares issuable in exchange for RYU Shares pursuant to the Plan of Share Exchange have not been and will not be registered under the Securities Act of 1933 (the “1933 Act”), and such securities will be issued in reliance upon the exemption from the registration requirements of the 1933 Act provided by section 3(a)(10) thereof. The Final Order is required for the Plan of Share Exchange to become effective, and the Court has been advised that if the terms and conditions of the Plan of Share Exchange are approved by the Court pursuant to the Final Order, the RYU Canada Shares issuable in exchange for RYU Shares pursuant to the Plan of Share Exchange will not require registration under the 1933 Act, pursuant to Section 3(a)(10) thereof.

Regulatory Approvals

It is a condition to the completion of the Plan of Share Exchange that all necessary regulatory approvals shall have been completed or obtained. There are no material filings, consents or approvals required to be made with, applicable to, or required to be received from any Governmental Authority or other regulatory body in connection with the Arrangement, other than approval from the TSX Venture Exchange and the Final Order.

Timing

Subject to all conditions precedent to the Plan of Share Exchange as set forth in the Plan of Share Exchange Agreement being satisfied or waived by the appropriate party, we anticipate that the Plan of Share Exchange will become effective on or around February 3, 2015. The effective date could be delayed, however, for a number of reasons, including an objection before the Court in the hearing of the application for the Final Order.

Termination

At any time before the Effective Time, the Plan of Share Exchange may be terminated and abandoned by our board of directors, notwithstanding approval of the Plan of Share Exchange by our stockholders. The Plan of Share Exchange will be terminated if the proposed Plan of Share Exchange is not approved by our stockholders at the special meeting.

Exchange of Share Certificates

Upon the effectiveness of the Plan of Share Exchange, RYU Canada will mail a letter of transmittal with instructions to each holder of record of our shares outstanding immediately before the Effective Time for use in exchanging certificates formerly representing shares of RYU for certificates representing shares of RYU Canada. Certificates should not be surrendered by the holder thereof until they have received the letter of transmittal from RYU Canada.

Withholding Rights

RYU Canada shall be entitled to deduct and withhold from any consideration otherwise payable to any holder of RYU Shares such amounts as RYU Canada is required to deduct and withhold with respect to such payment under the Income Tax Act (Canada) (the “Tax Act”) or any applicable laws related to taxes in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the RYU Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

Fairness Opinion

On December 12, 2014, RYU and RYU Canada engaged Evans & Evans to render an opinion (the “Fairness Opinion”) to the RYU Board and RYU Canada Board to advise and confirm whether the securities exchange contemplated by the Arrangement was fair to the RYU Shareholders and RYU Canada Shareholders, from a financial point of view. On December 18, 2014, the RYU Board and RYU Canada Board received the Fairness Opinion which confirmed, from a financial point of view, that the Arrangement was fair to RYU, sole shareholder of RYU Canada, and the RYU Shareholders. A copy of the Fairness Opinion is attached hereto as Schedule “B”.

Reporting Obligations under Securities Laws

If we change our corporate jurisdiction to the Province of British Columbia, Canada, we will still have to comply with reporting requirements under both the United States and Canadian securities laws. However, these requirements should be reduced because we would no longer be a United States company.

We currently prepare our financial statements in accordance with United States generally accepted accounting principles (“US GAAP”).  We file our audited annual financial statements with the Securities and Exchange Commission on annual reports on Form 10-K and our unaudited interim financial statements with the Securities and Exchange Commission on quarterly reports on Form 10-Q. Additionally, we are a reporting issuer in the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, New Brunswick, and Nova Scotia. Upon completion of the merger and continuation, we anticipate that we will meet the definition of a “foreign private issuer” under the Securities Exchange Act of 1934. As a foreign private issuer, we anticipate that we will file an annual report on Form 20-F each year with the Securities and Exchange Commission. We will not be required to file interim quarterly reports on Form 10-Q, however we will be required to file our interim financial statements and management’s discussion and analysis, in the form required by Canadian securities legislation, with the Securities and Exchange Commission on Form 6-K. We anticipate that we will continue to prepare our financial statements in accordance with US GAAP subsequent to the change of our corporate jurisdiction.

In addition, as a foreign private issuer, our directors, officers and stockholders owning more than 10% of our outstanding common stock will no longer be subject to the insider reporting requirements of Section 16(b) of the Securities Exchange Act of 1934 and we will no longer be subject to the proxy rules of Section 14 of the Securities Exchange Act of 1934. Furthermore, Regulation FD does not apply to non-United States companies and will not apply to us upon completion of the merger and continuation.

Whether or not we change our corporate jurisdiction to the Province of British Columbia, Canada, we will remain subject to Canadian disclosure requirements including those requiring that we publish news releases, file reports about material changes to or for our company, send you information circulars with respect to meetings of our stockholders, file annual and quarterly financial statements and related management’s discussion and analysis and those that require that our officers, directors and major shareholders file reports about trading in our shares.

RYU Canada will analyze the benefits of continuing to have its securities registered under the Securities and Exchange Act as a Canadian company. It may decide to “go dark” in the United States by filing a Form 15 with the Securities and Exchange Commission. RYU Canada Shares may continue to trade on the “Pink Sheets” if RYU Canada terminates its registration under the Securities and Exchange Act.

Pro Forma Financial Information

RYU has not included pro forma financial statements as, other than as set out below, the Plan of Share Exchange will not change RYU’s financial statements and no pro forma adjustments would need to be made to reflect the Plan of Share Exchange. The Plan of Share Exchange will not change the assets, liabilities, or results from operations of RYU. Further, the share capital information will remain the same as the Shareholders will hold the same number of shares in RYU Canada as they held in RYU prior to the Plan of Share Exchange, except that the authorized capital of RYU will be increased from 250,000,000 RYU Shares to an unlimited number of RYU Canada Shares and the par value of the RYU Shares is $0.001 and the RYU Canada Shares do not have a par value.  This will result in a change under Stockholders’ equity from “Common stock, $0.001 par value, 250,000,000” to “Unlimited number of no par value common stock”.

The interim financial statements (the “Interim Financial Statements”) for the interim period ended September 30, 2014 are available in the interim report on Form 10-Q (the “10-Q”) filed by RYU with the Securities and Exchange Commission on November 11, 2014 and the annual financial statements for the year ended December 31, 2013 (the “Annual Financial Statements”) are available in the annual report on Form 10-K (the “10-K”) filed by RYU with the Securities and Exchange Commission on April 15, 2014. The Interim Financial Statements and Annual Financial Statements are hereby incorporated by reference. RYU is mailing a copy of the 10-K and 10-Q to the RYU Shareholders along with this Proxy Statement on Schedule 14A.

Risk Factors

An investment in our common stock involves certain risks. In evaluating us and our business, investors should carefully consider the following risk factors in addition to the other information included in this Proxy Statement as well as our interim report on Form 10-Q for the period ended September 30, 2014, which is available on EDGAR and SEDAR.You should read the risk factors when deciding whether to approve our Plan of Share Exchange. Additional risks and uncertainties not currently known to us, or that we currently deem to be immaterial, may also impair or adversely affect our business, financial condition or results of operation.

RYU Canada may be treated as a U.S. corporation and taxed on its worldwide income after the Plan of Share Exchange.

Certain transactions whereby a U.S. corporation migrates to a foreign jurisdiction can be considered by the United States Congress to be an abuse of the U.S. tax rules because thereafter the foreign entity is not subject to U.S. tax on its worldwide income. Section 7874(b) of the Internal Revenue Code of 1986, as amended (the “Code”), was enacted in 2004 to address this potential abuse. Section 7874(b) of the Code provides generally that certain corporations that migrate from the United States will nonetheless continue to be treated as United States corporations for all U.S. federal tax purposes, including being subject to U.S. tax on their worldwide income unless the migrating entity has substantial business activities in the foreign country to which it is migrating when compared to its total business activities.

Section 7874(b) of the Code may apply to the Plan of Share Exchange and RYU Canada may continue to be a U.S. domestic corporation for U.S. federal tax purposes and will be subject to United States federal income taxation on its worldwide income.

If we complete the Plan of Share Exchange, we will no longer be required to file quarterly financial statements that have been reviewed by our independent auditors, as required by the Securities and Exchange Act.
If we change our corporate jurisdiction to the Province of British Columbia, Canada, we will still have to comply with reporting requirements under United States securities laws. However, these requirements could be reduced because we will no longer be incorporated in a state of the United States.

We currently prepare our financial statements in accordance with US GAAP. We file our audited annual financial statements with the Securities and Exchange Commission with our annual reports on Form 10-K and we file our unaudited interim financial statements with the Securities and Exchange Commission with our quarterly reports on Form 10-Q. Upon completion of the Plan of Share Exchange, we anticipate that RYU Canada will meet the definition of a “foreign private issuer” under the Securities and Exchange Act. As a foreign private issuer, we anticipate that we will be eligible to file our annual report with the Securities and Exchange Commission on Form 20-F. We would also not be required to file quarterly reports on Forms 10-Q. Instead, we would file with the Securities and Exchange Commission on a quarterly basis interim financial statements that have not been reviewed by our auditors, together with management’s discussion and analysis in the form required under Canadian securities legislation

If we complete the Plan of Share Exchange, insiders of our company will no longer be required to file insider reports under Section 16(a) of the Exchange Act and they will no longer be subject to the “short swing profit rule” of Section 16(b) of the Exchange Act.

As a foreign private issuer, our directors, officers and stockholders owning more than 10% of our outstanding common stock will be subject to the insider filing requirements imposed by Canadian securities laws but they will be exempt from the insider requirements imposed by Section 16 of the Exchange Act. The Canadian securities laws do not impose on insiders any equivalent of the “short swing profit rule” imposed by Section 16 and, after completion of the Plan of Share Exchange, our insiders will not be subject to liability for profits realized from any “short swing” trading transactions, or a purchase and sale, or a sale and purchase, of our equity securities within less than six months. As a result, our stockholders may not enjoy the same degree of protection against insider trading as they would under Section 16 of the Exchange Act.

If we complete the Plan of Share Exchange, our company will no longer be required to comply with Regulation FD.

Regulation FD, which prevents certain selective disclosure by reporting companies, does not apply to non-United States companies and will not apply to us upon completion of the Plan of Share Exchange. As a result, our stockholders may not enjoy the same degree of protection against selective disclosure as they would under Regulation FD.

Your rights as a stockholder of our company will change as a result of the Plan of Share Exchange.

Because of the differences between Nevada law and British Columbia law, your rights as a stockholder will change if the Plan of Share Exchange is completed. A detail discussion is set forth under the section titled “Material Differences of the Rights of Our Stockholders After the Change of Our Corporate Jurisdiction”.

The market for shares of our company as a British Columbia company may differ from the market for shares of our company as a Nevada corporation.

Although we anticipate that RYU Canada Shares will be quoted on the OTCQB and listed on the TSX Venture Exchange following the completion of the Continuation, the market prices, trading volume and volatility of the shares of our company as a British Columbia company could be different from those of the shares of our company as a Nevada corporation. We cannot predict what effect, if any, the Continuation will have on the market price prevailing from time to time or the liquidity of our common shares.

Material Differences of the Rights of Our Stockholders after the Change of Our Corporate Jurisdiction

After the Plan of Share Exchange, the stockholders of the former Nevada corporation will become the holders of common shares in the capital of a British Columbia company. Differences between the NRS and BCBCA will result in various changes in the rights of our stockholders. The following is a summary description of the rights under the NRS and BCBCA and a summary of the significant differences. This summary description is qualified by reference to the NRS and the BCBCA.

Subject Matter	Nevada	British Columbia	Discussion of Material Change
Qualification and Number of Directors
A director must be a natural person who is at least 18 years of age. A company must have at least one director. Unless otherwise provided in the articles of incorporation of the company, directors need not be stockholders.

Only an individual who is properly qualified may become or act as a director of a company. An individual is not qualified to act as a director or officer if the person is: (i) under the age of 18, (ii) found by a court to be incapable of managing their own affairs, (iii) an undischarged bankrupt, or (iv) has been convicted of an offence concerning the promotion, formation or management of a corporation or an unincorporated business or an offence involving fraud, subject to certain exceptions.

BCBCA companies must have at least one director, and “public companies” must have at least three directors. RYU is a “public company”.

The BCBCA will require that RYU have a minimum of three directors. As RYU Canada is currently required to have a minimum of three directors to maintain its listing on the TSX Venture Exchange, RYU does not anticipate any material changes.

Election and Removal of Directors
Directors are elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. Under the NRS, directors may fill vacancies on the board and appoint additional directors. Any director may be removed by the stockholders by a vote of not less than two-thirds of the issued and outstanding shares entitled to vote.

Directors are elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. In addition, directors may fill vacancies on the board and appoint additional directors as long as the appointment does not exceed 1/3 of the number of current directors. Directors may be removed by the shareholders by a special resolution, or such other resolution as set out in the Articles.

The BCBCA allows for a lower threshold for the removal of directors than under the NRS. However, the Articles for RYU will require a special resolution to remove a director, which is similar to the NRS.

Transactions with Officers and Directors
Under NRS, contracts or transactions between the corporation and a director or officer are not automatically void or voidable if: (i) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose, without counting the vote or votes of the common or interested director or directors, (ii) the fact that the common directorship, office or financial interest is known to the stockholders and the contract or transaction is approved or ratified, in good faith, by the holders of a majority of the voting power, (iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the board of directors for actions, or (iv) the contract or transaction is fair and reasonable to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve or ratify a contract or transaction.

Under the BCBCA, a director or senior officer of a company is liable to account to the company for any profit that accrues to a director or senior officer under a material contract or transaction between the company and its directors or senior officers, or between a corporation and another entity in which a director or senior officer of the corporation is a director or officer or has a material interest in. A director or senior officer will not be liable to account to the company for any profit if: (i) the director or senior officers discloses the material contract and transaction, and (ii) the material contract and transaction is approved by the disinterested directors or by a special resolution of the shareholders. An interested director may be counted to determine the presence of quorum. A contract or transaction is not invalid merely because a director or senior officer has not disclosed an interest in the contract or transaction or the directors or shareholders have not approved the contract or transaction in which the director or senior officer has an interest.

Both the BCBCA and NRS provide for disclosure and approval by disinterested directors of transactions in which a director has a material interest. The BCBCA states that a director or senior office is liable to account to the company in certain situations.

Subject Matter	Nevada	British Columbia	Discussion of Material Change
Indemnification of Officers and Directors
The NRS provides that a corporation must indemnify a director or officer of all expenses, including attorneys’ fees, if such person has been successful on the merits or in the defense of the action, suit or proceeding.

A corporation may elect to indemnify a director or officer against expenses, including attorneys’ fees, if the person: (i) is not found to be liable in breaching their fiduciary duties to the corporation, or (ii) acted in good faith and in a manner not reasonably believed to be opposed to the best interests of the corporation and, for a criminal proceeding, no reasonable cause to believe conduct was unlawful. Discretionary indemnification may be made by a corporation if determined that it is proper to indemnify the director or officer. The determination must be made either: (i) by the stockholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the actions, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

The BCBCA provides that a company must indemnify a director or officer or former director or officer (“eligible party”) of all costs, charges, and expenses, including legal and other fees, if the director or officer is successful or substantially successful in the outcome of the proceeding.

A company may elect to indemnify an eligible party against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of a proceeding to which such person was a party by reason of being or having been an eligible party, if the person: (i) acted honestly and in good faith with a view to the best interests of the company; and (ii) in the case of a criminal or administrative proceeding enforced by a monetary penalty, the individual had reasonable grounds for believing that the individuals conduct was lawful. In addition, a company must not indemnify an eligible party in the case of a proceeding brought by the company, such as a derivative action. Payment of advance expenses is allowed as long as the company obtains a written undertaking from the eligible party that it will repay the amounts advanced if the payment is prohibited under corporate law.
Both the BCBCA and NRS provide for discretionary indemnification of directors and reimbursement for expenses.
Stockholder Meeting Quorum Requirements
Unless the articles of incorporation or bylaws provide for different proportions, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transactions of business. RYU’s current bylaws provide that a quorum for transacting business at a meeting of stockholders is one percent (5%) of the issued and outstanding stock.

Unless the articles otherwise provide, a quorum of shareholders is established for a meeting if two shareholders, in person or by proxy, are present at the meeting. RYU’s proposed articles will mirror the requirements of the BCBCA as two shareholders, in person or by proxy, will satisfy the quorum requirement.
As a result of the Plan of Share Exchange, RYU’s quorum requirement will be reduced from shareholders owning 5% of the issued and outstanding shares to two shareholders.

Subject Matter	Nevada	British Columbia	Discussion of Material Change
Inspection of Books and Records
Under NRS, any person who has been a stockholder of record for six months or owns not less than 5% of all of the issued and outstanding shares of the stock of such corporation, upon at least 5 days’ written demand, is entitled to inspect in person or by agent or attorney, during normal business hours, stock ledger describing all the stockholder of the corporation and copy of articles and bylaws and to make copies of records. The right of stockholders to inspect the corporate records may not be limited in the articles or bylaws of any corporation.

In addition, any person who has been a stockholder of record of any corporation and owns, or has been authorized by holders owning, not less than 15% of all of the issued and outstanding shares of the stock, upon at least 5 days’ written demand, is entitled to inspect in person or by agent or attorney, during normal business hours, the books of account and all financial records of the corporation, to make copies of records, and to conduct an audit of such records. The right of stockholders to inspect the corporate records may not be limited in the articles or bylaws of any corporation. However, these provisions do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Exchange Act.

Under the BCBCA, a shareholder may, if and to the extent permitted by the articles, inspect all certain records that a company is required to keep at its records office, including the company’s central securities register which includes the name and last known address of each person to whom shares have been issued or transferred.

Also, any person may inspect certain records of the corporation including its central securities register, register of directors, copies of consents and resignations, and the minutes of shareholders meetings.
The BCBCA has expanded provisions that will expand the rights granted to our shareholders and other interested parties to view our corporate records.
Amendments to the Articles
In order to amend the articles of incorporation of a corporation, the board of directors must adopt a resolution setting forth the proposed amendment and call a meeting of the stockholders to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment. Stockholders holding at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes, or as may be required by the provisions of the articles of incorporation, must vote in favour of the amendment. If any proposed amendment would adversely alter or change any preference or any other right given to any class of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class adversely affected by the amendment.

In order to amend its articles, the shareholders of a BCBCA company must pass a special resolution approving the amendment. A special resolution may be either two thirds or three quarters of the votes cast on the resolution, as set out in the company’s articles. The proposed articles of RYU Canada require two- thirds for a special resolution. A right or special right attached to issued shares must not be prejudiced or interfered with unless the consent of the holders of the shares of the particular class or series is obtained. This consent requires a special separate resolution which, if passed at a meeting, requires the majority of the votes specified in the articles for a special separate resolution (or, failing which, a separate resolution) of that class or series. If the articles do not specify the majority required, then a majority of two-thirds of the votes cast is required. The special separate resolution is in addition to the resolution authorizing the alterations.

Under the BCBCA, approval is determined based upon those shareholders present at the meeting and entitled to vote on any amendment to the articles of incorporation. While two- thirds approval is required, the number of shares required may be significantly less than 50% of the outstanding share capital, as is the requirement in Nevada, due to the fact that the quorum requirement under the BCBCA is only two shareholders, in person or by proxy, of all outstanding shares. Accordingly, it will be substantially easier for RYU to amend its articles as a BC company as compared to a Nevada corporation.

Subject Matter	Nevada	British Columbia	Discussion of Material Change
Voting Rights with respect to extraordinary corporate transactions
Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the articles of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger, plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

Approvals of amalgamations (except amalgamations between a corporation and wholly owned subsidiaries), arrangements with shareholders, creditors or other persons, consolidations, and sales, leases or other dispositions of substantially all of property of the company requires approval by the shareholders by a special resolution at a duly called meeting.

Under the BCBCA, approval is determined based upon those shareholders present at the meeting and entitled to vote on any amendment to the articles of incorporation. While two- thirds approval is required, the number of shares required may be significantly less than 50% of the outstanding share capital, as is the requirement in Nevada, due to the fact that the quorum requirement under the BCBCA is only two shareholders, in person or by proxy, of all outstanding shares. Accordingly, extraordinary corporate transactions may be easier for RYU to facilitate under the BBCCA as compared to the NRS.

Stockholders’ consent without a meeting
Unless otherwise provided in the articles of incorporation or the bylaws, any actions required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after taking the actions, a written consent is signed by the stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consent is required. In no instance where actions are authorized by written consent, need a meeting of the stockholders be called or notice given.

Any action required or permitted to be taken at a meeting of the shareholders by an ordinary resolution may be taken by a written resolution signed by a special majority, being two-thirds, of the shareholders entitled to vote on such resolution.

Any action required or permitted to be taken at a meeting of the shareholders by any other resolution, being a special, exceptional or unanimous resolution, may be taken by a written resolution signed by all the shareholders entitled to vote on such resolution.

NRS permits shareholder action to be taken by written consent of the majority of a company’s shareholders, whereas the BCBCA requires the written consent of (i) a special majority of all the shareholders with respect to ordinary resolutions and (ii) all shareholders with respect to any other resolution.

Name Change
The NRS requires that a corporation may only change its name with the approval of the shareholders. However, the NRS allows a merger with a wholly-owned subsidiary of the corporation without the approval of the shareholders if the only change to the parent company is it adopts the name of the subsidiary. This effectively allows Nevada companies to change their name without the approval of their shareholders.
		Under the BCBCA, a company may change its name by obtaining approval of the Board.	The Plan of Share Exchange will streamline the process by which RYU may change its name without seeking the approval of its shareholders.

In addition to the rights describe in the above table, the NRS provides for the following rights and there are no comparable provisions in the BCBCA.

Acquisition of Controlling Interest

The NRS contain provisions governing the acquisition of a controlling interest of certain Nevada corporations. These provisions provide generally that any person or entity that acquires in excess of a specified percentage of the outstanding voting shares of a Nevada corporation may be denied voting rights with respect to the acquired shares, unless the holders of a majority of the voting power of the corporation, excluding shares of which such acquiring person or entity, an officer or a director of the corporation, and an employee of the corporation exercises voting rights, elect to restore such voting rights in whole or in part. These provisions apply whenever a person or entity acquires shares that, but for the operation of these provisions, would bring voting power of such person or entity in the election of directors within any of the following three ranges:

•	20% or more but less than 33 1/3%;
•	33 1/3% or more but less than or equal to 50%; or
•	more than 50%.

The stockholders or board of directors of a corporation may elect to exempt the stock of the corporation from these provisions through adoption of a provision to that effect in the articles of incorporation or bylaws of the corporation. Our articles of incorporation and bylaws do not exempt our common stock from these provisions.

These provisions are applicable only to a Nevada corporation, which:

•	has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the stock ledger of the corporation; and
•	does business in Nevada directly or through an affiliated corporation.

At this time, we do not have 100 stockholders of record who have addresses in Nevada appearing on the stock ledger of our company nor do we conduct any business in Nevada, either directly or through an affiliated corporation. Therefore, we believe that these provisions do not apply to acquisitions of our shares and will not until such time as these requirements have been met. At such time as they may apply to us, these provisions may discourage companies or persons interested in acquiring a significant interest in or control of our company, regardless of whether such acquisition may be in the interest of our stockholders.

Combination with Interested Stockholder

The Nevada Revised Statutes contain provisions governing the combination of any Nevada corporation that has 200 or more stockholders of record with an interested stockholder. As of December 17, 2014, we did not have 200 or more stock holders of record. Therefore, we believe that these provisions do not apply to us and will not until such time as these requirements have been met. At such time as they may apply to us, these provisions may also have the effect of delaying or making it more difficult to effect a change in control of our company.

A corporation affected by these provisions may not engage in a combination within three years after the interested stockholder acquires his, her or its shares unless the combination or purchase is approved by the board of directors before the interested stockholder acquired such shares. Generally, if approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated with the approval of the board of directors before the person became an interested stockholder or a majority of the voting power held by disinterested stockholders, or if the consideration to be received per share by disinterested stockholders is at least equal to the highest of:

•
the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or within three years immediately before, or in, the transaction in which he, she or it became an interested stockholder, whichever is higher;

•	the market value per share on the date of announcement of the combination or the date the person became an interested stockholder, whichever is higher; or
•	if higher for the holders of preferred stock, the highest liquidation value of the preferred stock, if any.

Generally, these provisions define an interested stockholder as a person who is the beneficial owner, directly or indirectly of 10% or more of the voting power of the outstanding voting shares of a corporation. Generally, these provisions define combination to include any merger or consolidation with an interested stockholder, or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an interested stockholder of assets of the corporation having:

•	an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation;
•	an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or
•	representing 10% or more of the earning power or net income of the corporation.

Dissent Rights

We are subject to the provisions of the NRS and our bylaws. Under NRS Section 92A.120, the approval of the board of directors of a company and the affirmative vote of the holders of at least a majority of its voting power of our stockholders is required to approve and adopt a Plan of Share Exchange. Our board of directors has approved and adopted the Plan of Share Exchange by unanimous written consent, and our stockholders have been asked to consider and vote upon the Plan of Share Exchange at the special meeting. If the Plan of Share Exchange is approved, eligible holders of our shares of common stock that follow the procedures summarized below may be entitled to dissenters’ rights under NRS Sections 92A.300 to 92A.500 and our bylaws.

The following is a discussion of the material provisions of the law pertaining to dissenters’ rights as set forth in NRS Sections 92A.300 to 92A.500 and our bylaws, a copy of which is attached hereto as Appendix A, which stockholders should read in its entirety. Beneficial stockholders must act promptly to cause the stockholder of record to follow the steps summarized below to properly, and in a timely manner, perfect their dissenters’ rights. Failure to properly demand and perfect dissenters’ rights in accordance with NRS Sections 92A.300 to 92A.500 will result in the loss of dissenters’ rights.

Eligible stockholders who wish to assert dissenters’ rights must, before the vote is taken, provide us with written notice of their intention to demand payment for their shares if the Plan of Share Exchange is effective. In addition, stockholders wishing to assert dissenting rights must not vote for the Plan of Share Exchange and must follow the steps set forth in the dissenters’ notice described below.

If the Plan of Share Exchange is authorized by our stockholders at the special meeting, we will send a written dissenters’ notice within ten (10) days after the effective date of the Plan of Share Exchange to all eligible stockholders who did not vote “FOR” the Plan of Share Exchange and who, before the vote was taken, gave written notice of their intent to demand payment for their shares of our common stock.

The notice will:

•	state where the demand for payment must be sent and where and when stock certificates are to be deposited;
•	inform the holders of shares of our common stock not represented by certificates to what extent the transfer of shares of our common stock will be restricted after the demand for payment is received;
•	supply a form for demanding payment;
•	set a date by which we must receive the demand for payment, which may not be less than thirty (30) or more than sixty (60) days after the date the notice is delivered; and
•	be accompanied by a copy of NRS Sections 92A.300 through 92A.500.

An eligible stockholder to whom a dissenters’ notice is sent must, by the date set forth in the dissenters’ notice:

•	demand payment;
•	certify whether he or she acquired beneficial ownership of the shares of our common stock before the date required to be set forth in the dissenters’ notice for this certification; and

•	deposit his or her certificates in accordance with the terms of the dissenters’ notice.

Eligible stockholders who do not demand payment or deposit their certificates where required, each by the date set forth in the dissenters’ notice, will not be entitled to demand payment for their shares of our common stock under the NRS governing dissenters’ rights.

Within thirty (30) days after receipt of a valid demand for payment, we will pay each dissenter who complied with the procedures described by the Nevada dissenters’ rights statute the amount we have estimated to be the fair value of the shares of our common stock, plus accrued interest. The payment will be accompanied by:

•
our balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, a statement of income for that fiscal year, a statement of changes in stockholders’ equity for that fiscal year and the latest available interim financial statements, if any;

•	a statement of our estimate of the fair value of the shares of our common stock;
•	an explanation of how the interest was calculated;
•	a statement of dissenters’ rights to demand payment under NRS Section 92A.480; and
•	a copy of NRS Sections 92A.300 through 92A.500.

An eligible dissenter may notify us in writing of the dissenter’s own estimate of the fair value of the shares of our common stock and interest due, and demand payment based upon his or her estimate, less our estimated fair value payment, or reject the offer for payment made by us and demand payment of the fair value of the dissenter’s shares of our common stock and interest due if the dissenter believes that the amount paid or offered is less than the fair value of the dissenter’s shares of our common stock or that the interest due is incorrectly calculated. A dissenter waives his right to demand such payment unless the dissenter notifies us of his demand in writing within thirty (30) days after we have made or offered payment for the dissenter’s shares of our common stock.

If a demand for payment remains unsettled, we will commence a proceeding within sixty (60) days after receiving the demand for payment and petition the Nevada Court to determine the fair value of the shares of our common stock and accrued interest. If we do not commence the proceeding within the 60-day period, we will be required to pay each dissenter whose demand remains unsettled the amount demanded.

Each dissenter who is made a party to the proceeding is entitled to a judgment:

•	for the amount, if any, by which the Nevada Court finds the fair value of the dissenter’s shares of our common stock, plus interest, exceeds the amount paid by us; or
•	for the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which we elected to withhold payment pursuant to Nevada law.

Under Nevada law, the fair value of a dissenter’s shares of stock means the value of the shares of our common stock immediately before the consummation of the Plan of Share Exchange, excluding any increase or decrease in value in anticipation of the Plan of Share Exchange unless excluding such increase or decrease is inequitable, and without discounting for lack of marketability or minority status. The value determined by the Nevada Court for a dissenter’s shares of our common stock could be more than, less than, or the same as the consideration we offer pursuant to the dissenters’ notice, but the form of consideration payable as a result of the dissent proceeding would be cash. The Nevada Court may, but it is not required, to appoint one or more appraisers to assist the Nevada Court in determining the fair market value of the shares of our common stock. Accordingly, no stockholder has a right to compel an appraisal of the shares of our common stock.

The Nevada Court will determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the Nevada Court. The Nevada Court will assess the costs against us, except that the court may assess costs against all or some of the dissenters, in the amounts the Nevada Court finds equitable, to the extent that the Nevada Court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The Nevada Court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

•	against us in favor of all dissenters if the Nevada Court finds that we did not substantially comply with the Nevada dissenters’ rights statute; or

•
against either us or a dissenter in favor of any other party, if the Nevada Court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the dissenters’ rights provided under the Nevada dissenters’ rights statute.

If the Nevada Court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against us, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

The foregoing summary of the material rights of eligible dissenting stockholders does not purport to be a complete statement of such rights and the procedures to be followed by stockholders desiring to exercise any available dissenters’ rights. The preservation and exercise of dissenters’ rights require strict adherence to the applicable provisions of the NRS.

Vote Required

This proposal must receive the affirmative vote of a majority of the RYU Shares to be approved.

Our Board of Directors unanimously recommends that you vote FOR the approval of the Plan of Share Exchange.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of certain U.S. federal income tax considerations applicable to Shareholders regarding the exchange of RYU Shares for RYU Canada Shares pursuant to the Plan of Share Exchange and the ownership and disposition of such shares.  This summary does not describe the tax consequences that are applicable to the holders of options or warrants of RYU.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a Shareholder. For example, it does not take into account the individual facts and circumstances of any particular Shareholder that may affect the U.S. federal income tax considerations applicable to such holder, nor does it address the state and local, federal estate and gift, federal alternative minimum tax or foreign tax consequences to a Shareholder relating to the Plan of Share Exchange and the ownership and disposition of RYU Canada Shares acquired thereby. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any Shareholder. Each Shareholder is urged to consult its own tax advisor regarding the Plan of Share Exchange and the ownership and disposition of RYU Canada Shares acquired thereby.

No legal opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the “IRS”) has been requested, or will be obtained, regarding the U.S. federal income tax consequences to Shareholders as a result of the of the Plan of Share Exchange or ownership and disposition of RYU Canada Shares. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.

Scope of this Summary

Authority.

This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations (whether final, temporary, or proposed), published rulings of the IRS, published administrative positions of the IRS, the Convention Between Canada and the United States of America with Respect to Taxes on Income and on Capital, signed September 26, 1980, as amended (the “Canada-U.S. Tax Convention”), and U.S. court decisions that are applicable and, in each case, as in effect and available, as of the date of this information memorandum. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis which could affect the U.S. federal income tax considerations described in this summary. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

U.S. Holder Defined.

As used in this summary, the term “U.S. Holder” means a beneficial owner of RYU Shares (or, after the Plan of Share Exchange has been consummated, a beneficial owner of RYU Canada Shares) that is for U.S. federal income tax purposes:

(a)	an individual who is a citizen or resident of the U.S.;

(b)	a corporation, or other entity classified as a corporation that is created or organized in or under the laws of the U.S. or any state in the U.S., including the District of Columbia;

(c)	an estate if the income of such estate is subject to U.S. federal income tax regardless of the source of such income; or

(d)
a trust if (i) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes; or (ii) is subject to the supervision of a court within the United States and the control of one or more U.S. persons as described in the Code

Non-U.S. Holder Defined.

For purposes of this summary, a “Non-U.S. Holder” is a beneficial owner of RYU Shares (or, after the Plan of Share Exchange is consummated, a beneficial owner of RYU Canada Shares) that is neither a U.S. Holder nor a partnership.

Matters Not Addressed by this Summary.

This summary does not address the U.S. federal income tax considerations of the Plan of Share Exchange to Shareholders that are subject to special provisions under the Code, including: (a) Shareholders that are tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts; (b) Shareholders that are financial institutions, underwriters, insurance companies, real estate investment trusts, or regulated investment companies; (c) Shareholders that are broker-dealers, dealers, or traders in securities or currencies that elect to apply a mark-to-market accounting method; (d) Shareholders that have a “functional currency” other than the U.S. dollar; (e) Shareholders that own RYU Shares (or after the Plan of Share Exchange is consummated, RYU Canada Shares) as part of a straddle, hedging transaction, conversion transaction, constructive sale, or other arrangement involving more than one position; (f) Shareholders that acquired RYU Shares (or after the Plan of Share Exchange is consummated, RYU Canada Shares) in connection with the exercise of employee stock options or otherwise as compensation for services; (g) Shareholders that hold RYU Shares (or after the Plan of Share Exchange is consummated, RYU Canada Shares) other than as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes); and (h) partnerships and other pass-through entities (and investors in such partnerships and entities).

This summary also does not address the U.S. federal income tax considerations applicable to Shareholders who are: (a) U.S. expatriates or former long-term residents of the U.S.; (b) persons that have been, are, or will be a resident or deemed to be a resident in Canada for purposes of the Tax Act; (c) persons that use or hold, will use or hold, or that are or will be deemed to use or hold RYU Shares (or after the Plan of Share Exchange is consummated, RYU Canada Shares) in connection with carrying on a business in Canada; (d) persons whose RYU Shares (or after the Plan of Share Exchange is consummated, RYU Canada Shares) constitute “taxable Canadian property” under the Tax Act; or (e) persons that have a permanent establishment in Canada for the purposes of the Canada-U.S. Tax Convention. Shareholders that are subject to special provisions under the Code, including Shareholders described immediately above, should consult their own tax advisor regarding the U.S. federal, U.S. federal alternative minimum, U.S. federal estate and gift, U.S. state and local, and foreign tax consequences relating to the Plan of Share Exchange and the ownership and disposition of RYU Canada Shares received pursuant to the Plan of Share Exchange. Shareholders who have been, are, or will be a resident or deemed to be a resident in Canada for purposes of the Tax Act should also consult the section of this Proxy Statement entitled “Certain Canadian Federal Income Tax Considerations”.

Finally, this summary does not address the U.S. federal income tax consequences of transactions effected prior or subsequent to, or concurrently with, the Plan of Share Exchange (whether or not any such transactions are undertaken in connection with the Plan of Share Exchange), including, without limitation: any vesting, conversion, assumption, disposition, exercise, exchange or other transaction involving any rights to acquire RYU Shares or RYU Canada Shares, including any options or warrants of RYU; and any transaction, other than the Plan of Share Exchange, in which securities of RYU or RYU Canada are acquired.

Partnerships and Other Pass-Through Entities.

If an entity that is classified as a partnership (or “pass-through” entity) for U.S. federal income tax purposes holds RYU Shares (or after the Plan of Share Exchange is consummated, RYU Canada Shares), the U.S. federal income tax consequences to such partnership and the partners of such partnership of participating in the Plan of Share Exchange and the ownership of RYU Canada Shares received pursuant to the Plan of Share Exchange generally will depend on the activities of the partnership and the status of such partners.  Partners of entities that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences of the Plan of Share Exchange and the ownership and disposition of RYU Canada Shares received thereby.

Treatment of RYU Canada as a U.S. Corporation

RYU believes that, pursuant to Section 7874 of the Code, even though RYU Canada is organized as a British Columbia corporation under the BCBCA, RYU Canada should be treated as a U.S. domestic corporation for all purposes under the Code after the Plan of Share Exchange. The balance of this discussion assumes that RYU Canada is taxed as a U.S. domestic corporation for U.S. federal income tax purposes.

No ruling from the IRS concerning the U.S. federal income tax characterization of RYU Canada has been obtained and none will be requested. Thus, there can be no assurance that the IRS will not challenge the characterization of RYU Canada as a domestic corporation, or that if challenged, a U.S. court would not agree with the IRS.

If RYU Canada were not treated as a U.S. domestic corporation, then the Plan of Share Exchange would result in a taxable event for U.S. Holders of RYU Shares. No loss would be recognized. Each Shareholder should consult its own tax advisor regarding the U.S. federal income tax characterization of RYU Canada and how such characterization will affect the tax consequences of the Plan of Share Exchange.

Characterization of the Plan of Share Exchange

Subject to the discussion below, the exchange by Shareholders of RYU Shares for RYU Canada Shares pursuant to the Plan of Share Exchange should qualify for tax-free treatment either as a tax-free reorganization under Section 368(a)(1)(B) of the Code or as a tax-free contribution to capital under Section 351 of the Code.

In order for the Plan of Share Exchange to qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Code, the following requirements, among others, must be satisfied: (a) the RYU Shares must be exchanged solely for voting stock of RYU Canada in the Plan of Share Exchange; and (b) immediately after the Plan of Share Exchange is consummated, RYU Canada must hold stock in RYU representing “control” of RYU as determined under Section 368(a)(1)(B) of the Code and the regulations issued thereunder.  For this purpose, “control” is defined as the ownership of stock of RYU Canada possessing at least eighty percent (80%) of the total combined voting power of all classes of stock of RYU Canada entitled to vote and (b) at least eighty percent (80%) of the total number of shares of each other class of stock of RYU Canada.

In order for the Plan of Share Exchange to qualify as a tax-free contribution to capital under Section 351 of the Code, the following requirements, among others, must be satisfied: (a) the Shareholders contributing their RYU Shares to RYU Canada pursuant to the Plan of Share Exchange must be considered to have participated in a single integrated transaction pursuant to the step transaction doctrine, and thus constitute members of the same “control group” for purposes of Section 351 of the Code; and (b) the Shareholders comprising such “control group” must acquire “control” of RYU Canada as determined under Section 351 of the Code and the regulations issued thereunder. For this purpose, “control” has the same definition that is applied in determining “control” for purposes of a tax-free reorganization pursuant to Section 368(a)(1)(B) of the Code.

No ruling from the IRS or legal opinion concerning the U.S. federal income tax consequences of the Plan of Share Exchange has been obtained and none will be requested. Thus, there can be no assurance that the IRS will not challenge the qualification of the Plan of Share Exchange as a tax-free reorganization under Section 368(a)(1)(B) of the Code or as a tax-free contribution to capital under Section 351 of the Code, or that, if challenged, a U.S. court would not agree with the IRS.

Tax Consequences of the Plan of Share Exchange to U.S. Holders

Tax Consequences to U.S. Holders if the Plan of Share Exchange Qualifies either as a Tax-Free Reorganization under Section 368(a(1)(B) of the Code or as a Tax-Free Contribution to Capital under Section 351 of the Code.

If the Plan of Share Exchange qualifies either as a tax-free reorganization under Section 368(a)(1)(B) of the Code or as a tax-free contribution to capital under Section 351 of the Code, then the following U.S. federal income tax consequences will result for U.S. Holders:

(a)	no gain or loss will be recognized by a U.S. Holder on the exchange of RYU Shares for RYU Canada Shares pursuant to the Plan of Share Exchange;

(b)
the tax basis of a U.S. Holder in the RYU Canada Shares acquired in exchange for RYU Shares pursuant to the Plan of Share Exchange will be equal to such U.S. Holder’s tax basis in RYU Shares exchanged;

(c)
the holding period of a U.S. Holder with respect to the RYU Canada Shares acquired in exchange for RYU Shares pursuant to the Plan of Share Exchange will include such U.S. Holder’s holding period for RYU Shares; and

(d)
U.S. Holders who exchange RYU Shares for RYU Canada Shares pursuant to the Plan of Share Exchange generally will be required to report certain information to the IRS on their U.S. federal income tax returns for the tax year in which the Plan of Share Exchange occurs, and to retain certain records related to the Plan of Share Exchange.

The IRS could challenge a U.S. Holder’s treatment of the Plan of Share Exchange as a tax-free reorganization under Section 368(a)(1)(B) of the Code or as a tax-free contribution to capital under Section 351 of the Code. If this treatment were successfully challenged, then the Plan of Share Exchange would be treated as a taxable transaction, with the consequences discussed immediately below (including the recognition of any realized gain).

Tax Consequences to U.S. Holders if the Plan of Share Exchange Fails to Qualify either as a Tax-Free Plan of Share Exchange under Section 368(a)(1)(B) of the Code or as a Tax-Free Contribution to Capital under Section 351 of the Code.

If the Plan of Share Exchange fails to qualify either as a tax-free reorganization under Section 368(a)(1)(B) of the Code or as a tax-free contribution to capital under Section 351 of the Code, then the Plan of Share Exchange would constitute a taxable disposition of the RYU Shares by a U.S. Holder and would result in the following U.S. federal income tax consequences:

(a)
a U.S. Holder of RYU Shares would recognize gain or loss equal to the difference between: (i) the fair market value of RYU Canada Shares received, determined as of the time of receipt by such U.S. Holder; and (ii) the U.S. Holder’s adjusted tax basis in the RYU Shares;

(b)
the aggregate tax basis of RYU Canada Shares received by a U.S. Holder of RYU Shares in the Plan of Share Exchange would be equal to the aggregate fair market value of RYU Canada Shares received, determined as of the time of receipt; and

(c)	the holding period of RYU Canada Shares received by a U.S. Holder in the Plan of Share Exchange would begin on the day after receipt.

Any gain or loss recognized under subsection (a) above generally will be capital gain or loss if the RYU Shares were held as capital assets at the time of the Plan of Share Exchange and will be long-term capital gain or loss if the U.S. Holder’s holding period for the RYU Shares is more than one year at the time of the Plan of Share Exchange. Preferential tax rates for long-term capital gains are applicable to a U.S. Holder that is an individual, estate or trust. There are currently no preferential tax rates for long-term capital gains for a U.S. Holder that is a corporation. Deductions for capital losses are subject to significant limitations.

Dissenting U.S. Holders.

A U.S. Holder that exercises dissenters’ appraisal rights in the Plan of Share Exchange and is paid cash in exchange for all of such U.S. Holder’s RYU Shares generally will recognize gain or loss in an amount equal to the difference, if any, between: (a) the amount of cash received by such U.S. Holder (other than amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income); and (b) the tax basis of such U.S. Holder in the surrendered RYU Shares surrendered. Such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if such RYU Shares are held for more than one year. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. Deductions for capital losses are subject to complex limitations under the Code.

Tax Consequences of the Plan of Share Exchange to Non-U.S. Holders

Tax Consequences to Non-U.S. Holders if the Plan of Share Exchange Qualifies either as a Tax-Free Reorganization under Section 368(a)(1)(B) of the Code or as a Tax-Free Contribution to Capital under Section 351 of the Code

RYU believes it is not or never has been a “U.S. real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes.  Accordingly, the U.S. tax consequences to Non-U.S. Holders would be the same as described above under the section “Tax Consequences to U.S. Holders if the Plan of Share Exchange Qualifies either as a Tax-Free Reorganization under Section 368(a)(1)(B) of the Code or as a Tax-Free Contribution to Capital under Section 351 of the Code”

Tax Consequences to Non-U.S. Holders if the Plan of Share Exchange Fails to Qualify either as a Tax-Free Plan of Share Exchange under Section 368(a)(1)(B) of the Code or as a Tax-Free Contribution to Capital under Section 351 of the Code.

In general, if the Plan of Share Exchange is considered a taxable transaction, a Non-U.S. Holder of RYU Shares will not be subject to U.S. federal income tax on gain as a result of the exchange of RYU Shares for RYU Canada Shares pursuant to the Plan of Share Exchange, unless:

(a)
RYU is or has been a USRPHC for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the five-year period ending on the date of disposition of common stock;

(b)
such gain is effectively connected with a U.S. trade or business carried on by the Non-U.S. Holder (and, where an income tax treaty applies, is attributable to a U.S. permanent establishment of the Non-U.S. Holder); or

(c)
such gain is effectively connected with a U.S. trade or business carried on by the Non-U.S. Holder (and, where an income tax treaty applies, is attributable to a U.S. permanent establishment of the Non-U.S. Holder).

With respect to subparagraph (a) above, RYU does not believe it has been a USRPHC for U.S. federal income tax purposes at any time during the five-year period ending on the date of disposition of common stock

If a Non-U.S. Holder is an individual described in subparagraph (b) above,  he or she will be subject to tax on the net gain derived from the sale or other taxable disposition of RYU Shares under regular graduated U.S. federal income tax rates. If a Non-U.S. Holder is a foreign corporation described in subparagraph (b) above, , it will be subject to tax on its net gain from such a sale or other taxable disposition generally in the same manner as if it were a U.S. person as defined under the Code. In addition, the foreign corporation may be subject to the branch profits tax at a gross rate equal to 30% of its effectively connected earnings and profits for that taxable year, subject to any exemption or lower rate as may be specified by an applicable income tax treaty.

If a Non-U.S. Holder is an individual described in subparagraph (c) above,  such holder will be subject to tax at a rate of 30% (or subject to any exemption or lower rate as may be specified by an applicable income tax treaty) on the gain derived from the sale or other taxable disposition of RYU Shares even though such holder is not considered a resident of the U.S. The amount of such gain may be offset by the Non-U.S. Holder’s U.S. source capital losses.

Dissenting Non-U.S. Holders.  A Non-U.S. Holder who exercises dissenters’ appraisal rights pursuant to the Plan of Share Exchange and is paid cash in exchange for all of such Non-U.S. Holder’s RYU Shares generally will be considered to have disposed of his or her RYU Shares for proceeds of disposition equal to a the amount received.

Tax Consequences to U.S. Holders Arising from the Ownership and Disposition of RYU Canada Shares

Distributions on RYU Canada Shares.

A U.S. Holder that receives a distribution, including a constructive distribution, with respect to a RYU Canada Share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the current or accumulated “earnings and profits” of RYU Canada, as computed for U.S. federal income tax purposes. To the extent that a distribution exceeds the current and accumulated “earnings and profits” of RYU Canada, such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Holder’s tax basis in the RYU Canada Shares and thereafter as gain from the sale or exchange of such shares taxable as described below under the heading “Sale or Other Taxable Disposition of RYU Canada Shares”. Subject to applicable limitations and requirements, dividends received on the RYU Canada Shares generally should be eligible for the “dividends received deduction” available to corporate shareholders.

For taxable years beginning on or after January 1, 2013, a dividend paid to a U.S. Holder who is an individual, estate or trust by RYU Canada generally will be taxed at ordinary income tax rates.

To the extent that Canadian tax is also payable on the distribution by RYU Canada Shares to a U.S. Holder, a foreign tax credit to offset U.S. tax liability is likely unavailable.  However, a deduction may be available for such amounts. See discussion below under the heading “Unavailability of Foreign Tax Credit”.

Sale or Other Disposition of RYU Canada Shares.

Upon the sale or other taxable disposition of RYU Canada Shares received in the Plan of Share Exchange, a U.S. Holder generally will recognize a capital gain or loss in an amount equal to the difference between: (a) the amount of cash plus the fair market value of any property received; and (b) such U.S. Holder’s tax basis in the shares sold or otherwise disposed of. Gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other disposition, the shares have been held for more than one year.

Preferential rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

Receipt of Foreign Currency.

Amounts paid to a U.S. Holder in foreign currency generally will be equal to the U.S. dollar value of such distribution based on the exchange rate applicable on the date of receipt. A U.S. Holder that does not convert foreign currency received into U.S. dollars on the date of receipt generally will have a tax basis in such foreign currency equal to the U.S. dollar value of such foreign currency on the date of receipt.

Unavailability of Foreign Tax Credit.

Because RYU Canada is taxable both as a U.S. corporation and as a Canadian domestic corporation, a U.S. Holder may be required to pay (either directly or through withholding) both Canadian and U.S. federal income tax with respect to dividends paid on its RYU Canada Shares. While a U.S. Holder can potentially elect to receive either a credit or deduction on its U.S. income tax return to reduce U.S. federal income tax liability for foreign income tax paid, complex limitations apply to the foreign tax credit, including the general limitation that the credit cannot exceed the proportionate share of a U.S. Holder’s U.S. federal income tax liability that such U.S. Holder’s “foreign source” taxable income bears to such U.S. Holder’s worldwide taxable income.  In applying this limitation, a U.S. Holder’s various items of income and deduction must be classified, under complex rules, as either “foreign source” or “U.S. source”. In addition, this limitation is calculated separately with respect to specific categories of income. The status of RYU Canada as a U.S. corporation for U.S. federal income tax purposes will cause dividends paid to be treated as “U.S. source” rather than “foreign source” for this purpose. As a result, the foreign tax credit, which would generally reduce a U.S. Holder’s U.S. federal income tax liability on a dollar-for-dollar basis, is likely to be unavailable with respect to Canadian tax paid on dividends received from RYU Canada. A U.S. Holder may, however, be able to take a deduction for Canadian tax paid to reduce the amount of such U.S. Holder’s income subject to U.S. federal income tax. To the extent a sale or disposition of the RYU Canada Shares by a U.S. Holder results in Canadian tax liability (e.g. if the RYU Canada Shares constitute taxable Canadian property within the meaning of the Tax Act, as discussed under “Certain Canadian Federal Income Tax Considerations—Non-Resident Shareholders”), a foreign tax credit is similarly expected to be unavailable. However, the U.S. Holder may be able to take a deduction on its U.S. federal income tax return for any Canadian tax paid. The foreign tax credit rules are complex, and each U.S. Holder should consult its own tax advisor regarding the foreign tax credit rules.

Tax Consequences of the Ownership and Disposition of RYU Canada Shares to Non-U.S. Holders

Distributions on RYU Canada Shares.

The gross amount of any distributions paid by RYU Canada to its Non-U.S. Holders with respect to the RYU Canada Shares will be treated first as dividends, to the extent that RYU Canada has current or accumulated earnings and profits (determined under U.S. federal income tax principles); then by the holder as return of capital, to the extent of the shareholder’s adjusted basis in its RYU Canada Shares; and thereafter as gain from the sale or exchange of the holder’s RYU Canada Shares.

Except to the extent such dividends are effectively connected with the conduct of a trade or business in the United States, any dividends paid to a Non-U.S. Holder with respect to the RYU Canada Shares will be subject to withholding tax at a 30% gross rate, subject to any exemption or lower rate under the Canada-U.S. Tax Convention if the Non-U.S. Holder provides RYU Canada with a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable form).  For persons eligible for benefits under the Canada-U.S. Tax Convention, the current rate applicable to dividend income is 15% (reduced to 5% where a corporate recipient owns 10% or more of the paying corporation’s voting stock). If the Non-U.S. Holder provides RYU Canada with a properly executed IRS Form W-8ECI, dividends that are effectively connected with the conduct of a trade or business within the U.S. and includible in the Non-U.S. Holder’s gross income will not be subject to the U.S. withholding tax, but instead will be subject to U.S. federal income tax on a net income basis at applicable graduated individual or corporate rates.

Any such effectively connected income received by a foreign corporation may, under certain circumstances, be subject to an additional branch profits tax at a 30% rate, subject to any exemption or lower rate as may be specified by the Canada-U.S. Tax Convention.

A Non-U.S. Holder of RYU Canada Shares who wishes to claim the benefit of the applicable treaty rate or exemption is required to satisfy certain certification and other requirements.  If the Non-U.S. Holder is eligible for an exemption from, or a reduced rate of U.S. withholding tax pursuant to an income tax treaty, it may be eligible to obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

Sale or other Disposition of RYU Canada Shares.

In general, a Non-U.S. Holder of RYU Canada Shares will not be subject to U.S. federal income tax on gain recognized from a sale, exchange, or other taxable disposition of such shares, unless:

(a)
the gain is effectively connected with a U.S. trade or business carried on by the Non-U.S. Holder (and, where an income tax treaty applies, is attributable to a U.S. permanent establishment of the Non-U.S. Holder);

(b)	the Non-U.S. Holder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and certain other conditions are met; or

(c)
RYU Canada is or has been a USRPHC for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the five-year period ending on the date of disposition of the RYU Canada Shares; provided, if the RYU Canada Shares in the future become “regularly traded on an established securities market” as described in the Treasury regulations (the “Regularly Traded Condition”), a Non-U.S. Holder would not be subject to taxation under this rule if the Non-U.S. Holder has not owned (taking into account certain attribution rules) more than 5% of the outstanding RYU Canada Shares at any time during such five-year or shorter period.

A USRPHC is defined as a domestic corporation in which the fair market value of the U.S. real property interests (“USRPI”) owned by such corporation equals or exceeds fifty percent of the sum of the fair market values of (a) the USRPIs owned by such corporation, (b) interests in real estate located outside of the U.S. that is owned by such corporation, and (c) the other trade or business assets used or held by such corporation. A “USRPI” is defined broadly as any interest, other than solely as a creditor, in either real property located in the U.S. or a corporation that meets the definition of a USRPHC.  RYU believes that it currently is not a USRPHC and has not been a USRPHC  during one or more of the past five years. RYU further believes that, once the Plan of Share Exchange is consummated, RYU will not be considered a USRPHC for U.S. federal income tax purposes. The RYU Shares do not presently meet the Regularly Traded Condition nor will they meet such condition at the time the Plan of Share Exchange is consummated.

If a Non-U.S. Holder is an individual described in subsection (a) above, he or she will be subject to tax on the net gain derived from the sale or other taxable disposition of our common stock under regular graduated U.S. federal income tax rates. If a Non-U.S. Holder is a foreign corporation described in subsection (a) above, it will be subject to tax on its net gain from such a sale or other taxable disposition generally in the same manner as if it were a U.S. person as defined under the Code and, in addition, it may be subject to the branch profits tax at a gross rate equal to 30% of its effectively connected earnings and profits for that taxable year, subject to any exemption or lower rate as may be specified by an applicable income tax treaty. If a Non-U.S. Holder is an individual described in subsection (b) above, such holder will be subject to tax at a rate of 30% (or subject to any exemption or lower rate as may be specified by an applicable income tax treaty) on the gain derived from the sale or other taxable disposition of our common stock even though such holder is not considered a resident of the U.S. The amount of such gain may be offset by the Non-U.S. Holder’s U.S. source capital losses.

Information Reporting and Backup Withholding Tax

RYU Canada will generally be required to report annually to the IRS and to its shareholders the amount of dividends paid on its RYU Canada Shares and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which a Non-U.S. Holder resides under the provisions of an applicable income tax treaty.

In general, a Non-U.S. Holder will not be subject to backup withholding (currently at a rate of 28%) with respect to payments of dividends by RYU Canada, provided RYU Canada receives a statement from such Non-U.S. Holder to the effect that the Non-U.S. Holder is not a U.S. person and RYU Canada does not have actual knowledge or reason to know that the holder is a U.S. person, as defined under the Code, that is not an exempt recipient. The requirements for the statement will be met if (a) the Non- U.S. Holder provides its name and address and certifies, under penalty of perjury, that it is not a U.S. person (which certification may be made on IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI) or (b) a financial institution holding the certificates evidencing such Non-U.S. Holder’s RYU Canada Shares certifies under penalties of perjury that such statement has been received by it and furnishes RYU Canada or its paying agent with a copy of the statement. In addition, a Non-U.S. Holder will be subject to information reporting and, depending on the circumstances, backup withholding with respect to payments of the proceeds of a sale of RYU Canada Shares within the U.S. or conducted through certain U.S.-related financial intermediaries, unless the statement described above has been received, and RYU Canada does not have actual knowledge or reason to know that the Non-U.S. Holder is a U.S. person, as defined under the Code, that is not an exempt recipient, or the Non-U.S. Holder otherwise establishes an exemption.  Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability provided the required information is furnished timely to the IRS.

Payments made within the U.S., or by a U.S. payor or U.S. middleman, of dividends on, or proceeds arising from the sale or other taxable disposition of, RYU Shares or RYU Canada Shares generally will be subject to information reporting and backup withholding tax, (currently at a rate of 28% and expected to increase to 31% in 2012) if a U.S. Holder: (a) fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number (generally on Form W -9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Holder has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Holder that it is subject to backup withholding tax. However, U.S. Holders that are corporations generally are excluded from these information reporting and backup withholding tax rules. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Holder’s U.S. federal income tax liability, if any, or will be refunded, if such U.S. Holder furnishes required information to the IRS. Each U.S. Holder should consult its own tax advisor regarding the information reporting and backup withholding rules.

New Legislation Relating to Foreign Accounts

The Foreign Account and Tax Compliance provisions of the Hiring Incentives to Restore Employment Act (“FATCA”) will generally impose a withholding tax of 30% on dividends from, and the gross proceeds from a disposition of, shares of our common stock paid to a foreign financial institution, unless such foreign financial institution enters into an agreement with the U.S. government to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which would include certain account holders that are foreign entities with U.S. owners).  The U.S. government has entered into intergovernmental agreements with the governments of certain countries that may in certain circumstances modify the foregoing requirements, including, in the case of a “Model 1” intergovernmental agreement, by requiring substantially similar information to be reported to the tax authorities in such country rather than to the U.S. tax authorities. In addition, FATCA will generally impose a withholding tax of 30% on dividends from, and the gross proceeds from a disposition of, shares of our common stock paid to a non-financial foreign entity unless such non-financial foreign entity provides the withholding agent with certain certifications or information relating to U.S. ownership of the entity. Under certain circumstances, such foreign persons might be eligible for refunds or credits of such taxes. U.S. Treasury regulations issued under FATCA provide that no withholding tax under FATCA will be imposed with respect to payments of gross proceeds from the disposition of common stock prior to January 1, 2017, however, withholding under FATCA with respect to dividends began on July 1, 2014. Prospective investors should consult their tax advisors regarding the applicability of FATCA to their ownership of shares of our common stock.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes the principal Canadian federal income tax considerations relating to the Plan of Share Exchange generally applicable to a beneficial owner of RYU Shares who, at all relevant times, for the purposes of the Tax Act: (a) deals at arm’s length with RYU and RYU Canada; (b) is not affiliated with RYU or RYU Canada; and (c) holds all RYU Shares, and will hold all RYU Canada Shares, as capital property (each such shareholder in this section, a “Holder”).

This summary is based on the current provisions of the Tax Act, the regulations thereunder and the current published administrative practices and policies of the Canada Revenue Agency (the “CRA”) publicly available prior to the date hereof. This summary also takes into account all specific proposals to amend the Tax Act and the regulations announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that all Proposed Amendments will be enacted in the form proposed, although no assurances can be given in this regard. Except for the Proposed Amendments, this summary does not take into account or anticipate any changes in law, whether by legislative, governmental, regulatory, or judicial action or decision, or changes in the administrative practices of the CRA, nor does it take into account provincial, territorial or foreign income tax considerations, which may differ from the Canadian federal income tax considerations discussed below.

This summary is not applicable to a Holder that is a “financial institution” as defined in the Tax Act for the purposes of the “mark-to-market property” rules or a “specified financial institution” as defined in the Tax Act, nor does it apply to a Holder an interest in which is a “tax shelter” or a “tax shelter investment” as defined in the Tax Act or to a Holder that has made a functional currency reporting election for purposes of the Tax Act. In addition, this summary does not address all issues relevant to a Holder who acquired RYU Shares on the exercise of an employee stock option. Such Holders should consult their own tax advisors.

THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IS NOT, AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER AND NO REPRESENTATIONS WITH RESPECT TO THE TAX CONSEQUENCES TO ANY PARTICULAR HOLDER ARE MADE. THIS SUMMARY IS NOT EXHAUSTIVE OF ALL CANADIAN FEDERAL INCOME TAX CONSIDERATIONS. ACCORDINGLY, HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS HAVING REGARD TO THEIR OWN PARTICULAR CIRCUMSTANCES.

HOLDERS RESIDENT IN CANADA

This portion of the summary applies to a Holder who, at all relevant times, for purposes of the Tax Act and any applicable income tax treaty, is, or is deemed to be resident in Canada (a “Resident Holder”).

RYU Shares and RYU Canada Shares will generally constitute capital property to a Resident Holder unless the Resident Holder holds the shares in the course of carrying on a business of buying and selling securities or acquired the shares in a transaction considered to be an adventure in the nature of trade. Certain Resident Holders whose RYU Shares or RYU Canada Shares might not otherwise be capital property may, in certain circumstances, be entitled to make an irrevocable election under subsection 39(4) of the Tax Act to have such shares and every other “Canadian security” (as defined in the Tax Act) owned by such Resident Holder in the taxation year in which the election is made and in all subsequent taxation years deemed to be capital property. A subsection 39(4) election does not apply to a disposition of RYU Canada Shares which are acquired in exchange for RYU Shares if a tax election under Section 85 of the Tax Act (and any corresponding election for Quebec income tax purposes) (a “Section 85 Election”) (discussed below) is filed in respect of such exchange. Resident Holders should consult their own tax advisors regarding whether an election under subsection 39(4) is available and advisable in their particular circumstances.

Exchange of RYU Shares under the Plan of Share Exchange - No Section 85 Election

Unless a Resident Holder whose RYU Shares are exchanged for RYU Canada Shares as part of the Plan of Share Exchange makes a joint Section 85 Election with RYU Canada (as discussed below under “Exchange of RYU Shares under the Plan of Share Exchange — With a Section 85 Election”), the Resident Holder will be considered to have disposed of the RYU Shares for proceeds of disposition equal to the fair market value at the Effective Time of the RYU Canada Shares received on the exchange. As a result, the Resident Holder will, in general, realize a capital gain (or a capital loss) to the extent that such proceeds of disposition exceed (or are less than) the aggregate of the Resident Holder’s adjusted cost base of the RYU Shares immediately before the exchange and any reasonable costs of disposition. See “Taxation of Capital Gains and Capital Losses” below.

The cost to the Resident Holder of the RYU Canada Shares acquired on the exchange will equal the fair market value of those shares at the Effective Time and will, for the purpose of determining the Resident Holder’s adjusted cost base of those shares, be averaged with the adjusted cost base to the Resident Holder of any other RYU Canada Shares held at the Effective Time as capital property.

Exchange of RYU Shares under the Plan of Share Exchange - With a Section 85 Election

An eligible holder (an “Eligible Holder”) means a beneficial owner of RYU Shares immediately prior to the Effective Time who is a resident of Canada for purposes of the Tax Act (other than a person who is exempt from tax under Part I of the Tax Act), or a partnership any member of which is a resident of Canada for the purposes of the Tax Act (other than a person who is exempt from tax under Part I of the Tax Act). An Eligible Holder is entitled to make a Section 85 Election jointly with RYU Canada and thereby obtain a full or partial tax deferral for purposes of the Tax Act in respect of the capital gain that would otherwise be realized on the exchange of RYU Shares for RYU Canada Shares as part of the Plan of Share Exchange, depending on the Elected Amount (as defined below) and the Eligible Holder’s adjusted cost base of the RYU Shares at the time of the exchange.

An Eligible Holder making a Section 85 Election will be required to designate an amount (the “Elected Amount”) in the election form that will be deemed to be the proceeds of disposition of the Eligible Holder’s Shares. By designating an appropriate Elected Amount, an Eligible Holder may, for purposes of the Tax Act, defer realizing all or any portion of the capital gain that the Eligible Holder would otherwise realize on the exchange.

In general, the Elected Amount may not be less than the lesser of:

(a)	the Eligible Holder’s adjusted cost base of the RYU Shares; and

(b)	the fair market value of the RYU Shares, in each case determined at the time of the exchange, nor greater than the fair market value of the RYU Shares at the time of the exchange.

The tax treatment to an Eligible Holder who properly makes a valid Section 85 Election jointly with RYU Canada generally will be as follows:

(a)	the Eligible Holder will be deemed to have disposed of the Eligible Holder’s RYU Shares for proceeds of disposition equal to the Elected Amount;

(b)
the Eligible Holder will not realize a capital gain or capital loss if the Elected Amount equals the aggregate of the Eligible Holder’s adjusted cost base of the RYU Shares determined immediately before the exchange and any reasonable costs of disposition;

(c)
the Eligible Holder will realize a capital gain (or a capital loss) to the extent that the Elected Amount exceeds (or is less than) the aggregate of the Eligible Holder’s adjusted cost base of the RYU Shares and any reasonable costs of disposition; and

(d)
the aggregate cost to the Eligible Holder of the RYU Canada Shares acquired on the exchange will equal the Elected Amount, and for the purpose of determining the Eligible Holder’s adjusted cost base of those shares, such cost will be averaged with the Eligible Holder’s adjusted cost base of any other RYU Canada Shares held at the Effective Time by the Eligible Holder as capital property.

An Eligible Holder who intends to make a Section 85 Election should indicate that intention by checking the appropriate box in the Letter of Transmittal to be sent to the Shareholders. A tax instruction letter, together with the relevant tax election forms, will be available on RYU Canada’s website at www.RYU.com and on request made by checking the appropriate box on the Letter of Transmittal will be separately distributed to Eligible Holders.

The relevant federal tax election form is CRA form T2057 (or, if the Eligible Holder is a partnership, CRA form T2058). For Eligible Holders required to file in Québec, Québec form TP-518-V (or, if the Eligible Holder is a partnership, Québec form TP-529-V) will also be required.  Certain other provincial jurisdictions may require that a separate joint election be filed for provincial income tax purposes. Eligible Holders should consult their own tax advisors to determine whether they must file separate election forms with any provincial taxing jurisdiction. It is the responsibility of each Eligible Holder who wishes to make an election for provincial income tax purposes to obtain any other necessary provincial election forms.

Where the RYU Shares are held in joint ownership and two or more of the co-owners wish to elect, one of the co-owners designated for such purpose must file one copy of Form T2057 (and where applicable, the corresponding provincial forms) on behalf of each co-owner with a list of all co-owners electing under Section 85 of the Tax Act, and their addresses and social insurance or business numbers. Where the RYU Shares are held as partnership property, a partner designated by the partnership must file one copy of Form T2058 (and, where applicable, the corresponding provincial forms) on behalf of all members of the partnership. Form T2058 must be accompanied by a list containing the name, address, social insurance number or business number of each partner and written authorization signed by each partner authorizing the designated partner to complete and file the form. Eligible Holders should consult their own tax advisors to determine which filing requirements, if any, there are under applicable provincial legislation.

To make a Section 85 Election, an Eligible Holder must ensure that the election form is first executed by RYU Canada, then must also ensure that it is filed with the CRA by the required submission deadline (discussed below). To have the form executed by RYU Canada, an Eligible Holder must return two signed copies of the necessary election forms to RYU Canada in accordance with the procedures set out in the tax instruction letter on or before ninety (90) days after the Effective Time (although, as discussed below, an Eligible Holder may be required to return the forms to RYU Canada by an earlier date), duly completed with the details of the number of RYU Shares exchanged, the number of RYU Canada Shares received and the applicable Elected Amount. In accordance with the terms of the Plan of Share Exchange and subject to the election forms being correct and complete and complying with the provisions of the Tax Act (and of any applicable provincial income tax law), one copy of such forms will be signed by RYU Canada and returned to the Eligible Holder for filing by the Eligible Holder with the CRA (or applicable provincial tax authority).

RYU Canada has agreed to make a Section 85 Election (and any corresponding election under any applicable provincial tax legislation) only with an Eligible Holder, and only at the Elected Amount selected by the Eligible Holder (subject to the limitations set out in the Tax Act and any applicable provincial tax legislation). None of RYU, RYU Canada or any successor corporation will be responsible for the proper completion or filing of any Section 85 Election and the Eligible Holder will be solely responsible for the payment of any late filing penalty. RYU Canada has agreed only to execute any properly completed Section 85 Election forms which it receives within ninety (90) days after the Effective Time, and to mail the election forms to the Eligible Holder within ninety (90) days after RYU Canada’s receipt thereof. With the exception of RYU Canada’s execution and mailing of the Section 85 Election, each Eligible Holder will be solely responsible for complying with all applicable requirements relating to the making and filing of the Holder’s Section 85 Election. Accordingly, none of RYU, RYU Canada or any successor corporation will be responsible or liable for taxes, interest, penalties, damages or expenses resulting from the failure by anyone to deliver a Section 85 Election in accordance with the procedures set out in the tax instruction letter, nor for the proper completion or filing of any Section 85 Election within the time and in the form prescribed under the Tax Act (or the corresponding provisions of any applicable provincial tax legislation).

To avoid late filing penalties imposed under the Tax Act, each Eligible Holder who makes a Section 85 Election must ensure that the Eligible Holder’s election is received by the appropriate revenue authorities on or before the day by which either RYU Canada or the Eligible Holder is required to file an income tax return (whichever is earlier) for the taxation year in which the exchange occurs. RYU Canada’s 2014 taxation year is scheduled to end on December 31, 2014, but it could end earlier as a result of an event such as an amalgamation, an acquisition of control, or if it becomes or ceases to be a Canadian-controlled private corporation. Each Eligible Holder is urged to consult the Eligible Holder’s own advisors as soon as possible respecting the deadlines applicable to the Eligible Holder’s particular circumstances. Regardless of such deadlines, RYU Canada must receive the tax election forms of an Eligible Holder in accordance with the procedures set out in the tax instruction letter no later than ninety (90) days after the Effective Date. RYU Canada has agreed to execute and return a Section 85 Election to the Eligible Holder making the election within ninety (90) days after RYU Canada receives the election in accordance with the procedures set out in the tax instruction letter, however, Eligible Holders may be required to forward their tax election forms to RYU Canada earlier than ninety (90) days after the Effective Date in order to avoid late filing penalties. While RYU Canada may choose, in its sole discretion, to sign a Section 85 Election received by it more than ninety (90) days after the Effective Date, it has no obligation to do so.

If RYU Canada does not receive the Eligible Holder’s duly completed election forms in accordance with the procedures set out in the tax instruction letter within ninety (90) days after the Effective Date, the Eligible Holder may not be able to benefit from the rollover provisions in the Tax Act (or corresponding provisions of any applicable provincial tax legislation). Accordingly, all Eligible Holders who wish to make a Section 85 Election should give immediate attention to this matter and in particular should consult their own tax advisors without delay. The instructions for requesting a tax instruction letter will be set out in the Letter of Transmittal.

Eligible Holders are referred to CRA Information Circular 76-19R3 and CRA Interpretation Bulletin IT-291R3 for further information respecting the Section 85 Election. Eligible Holders wishing to make the election should consult their own tax advisors. An Eligible Holder who does not make a valid Section 85 Election (or corresponding provincial election, if applicable) may realize a taxable capital gain under the Tax Act (or under applicable provincial tax legislation). The comments herein with respect to such elections are provided for general assistance only. The law in this area is complex and contains numerous technical requirements.

Taxation of Capital Gains and Capital Losses

Generally, a Resident Holder will be required to include in computing its income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized by it in that year. A Resident Holder will generally be required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in that year. Allowable capital losses in excess of taxable capital gains for a taxation year may be carried back to any of the three preceding taxation years or carried forward to any subsequent taxation year and deducted against net taxable capital gains realized in such years, subject to the detailed rules contained in the Tax Act.

A capital loss realized on the disposition of a RYU Share or a RYU Canada Share by a Resident Holder that is a corporation may, to the extent and under the circumstances specified by the Tax Act, be reduced by the amount of dividends received or deemed to have been received by the corporation on such shares (or on a share for which such share is substituted or exchanged). Similar rules may apply where shares are owned by an individual, a trust, or a partnership of which an individual, corporation, or trust is a member.  Resident Holders to whom these rules may be relevant should consult their own advisors.

Dividends on RYU Canada Shares

A Resident Holder who is an individual will be required to include in income any dividends received or deemed to be received on the holder’s RYU Canada Shares, and will be subject to the gross-up and dividend tax credit rules applicable to taxable dividends received from taxable Canadian corporations, including the enhanced gross-up and dividend tax credit rules applicable to any dividends designated by RYU Canada as “eligible dividends” as defined in the Tax Act.

A Resident Holder that is a corporation will be required to include in income any dividend received or deemed to be received on its RYU Canada Shares, and generally will be entitled to deduct an equivalent amount in computing its taxable income. A “private corporation” (as defined in the Tax Act) or a “subject corporation” (as defined in the Tax Act), may be liable under Part IV of the Tax Act to pay a refundable tax of 33-1/3% on any dividend that it receives or is deemed to receive on its RYU Canada Shares to the extent that the dividend is deductible in computing the corporation’s taxable income.

Disposition of RYU Canada Shares

A Resident Holder that disposes or is deemed to dispose of a RYU Canada Share in a taxation year will realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition of the RYU Canada Share exceed (or are exceeded by) the aggregate of the Resident Holder’s adjusted cost base of such RYU Canada Share, determined immediately before the disposition, and any reasonable costs of disposition. The Resident Holder will be required to include any resulting taxable capital gain in income, or be entitled to deduct any resulting allowable capital loss, in accordance with the usual rules applicable to capital gains and capital losses. See “Taxation of Capital Gains and Capital Losses”.

Alternative Minimum Tax

A capital gain realized, or a dividend received, by a Resident Holder who is an individual (including certain trusts) may give rise to liability for alternative minimum tax under the Tax Act.

Additional Refundable Tax on Canadian-Controlled Private Corporations

A Resident Holder that is a “Canadian-controlled private corporation” (as defined in the Tax Act) may be required to pay an additional 62⁄3% refundable tax on certain investment income, which includes taxable capital gains and dividends or deemed dividends not deductible in computing taxable income.

Eligibility for Investment of RYU Canada Shares

It is expected that the RYU Canada Shares will not be qualified investments under the Tax Act for a trust governed by a registered retirement savings plan, registered retirement income fund, deferred profit sharing plan, registered education savings plan, registered disability savings plan or a tax-free savings account (“TFSA”) (collectively, the “Deferred Plans”), at the Effective Time. RYU Canada Shares may become qualified investments under the Tax Act for Deferred Plans at a particular time if, at that time, the RYU Canada Shares are listed on a “designated stock exchange” (which currently includes the TSX and the TSX-V) or RYU Canada is a “public corporation” as defined in the Tax Act. Resident Holders should consult their own tax advisors regarding whether the RYU Canada Shares are qualified investments under the Tax Act for Deferred Plans at a particular time.

Notwithstanding that RYU Canada Shares may become a qualified investment for a Deferred Plan, a holder of a Deferred Plan will be subject to a penalty tax with respect to RYU Canada Shares held in the Deferred plan if such shares are a “prohibited investment” for the Deferred Plan (within the meaning of the Tax Act). RYU Canada Shares will not be a prohibited investment for a Deferred Plan provided the holder of the Deferred Plan deals at arm’s length with RYU Canada for purposes of the Tax Act and does not have a “significant interest” (within the meaning of the Tax Act) in RYU Canada or in any corporation, partnership or trust with which RYU Canada does not deal at arm’s length for purposes of the Tax Act. Resident Holders should consult their own tax advisors regarding whether the RYU Canada Shares are a prohibited investment under the Tax Act for Deferred Plans at a particular time.

Dissenting Resident Holders

A Resident Holder who is a dissenting shareholder and consequently is paid the fair value of its RYU Shares by RYU in accordance with the Combination Agreement will realize a capital gain (or a capital loss) equal to the amount by which the payment (other than interest) exceeds (or is exceeded by) the aggregate of the Resident Holder’s adjusted cost base of the RYU Shares determined immediately before the Effective Time and any reasonable costs of disposition. A Resident Holder who is a dissenting shareholder will be required to include any resulting taxable capital gain in income, or be entitled to deduct any resulting allowable capital loss, in accordance with the usual rules applicable to capital gains and losses. See “Taxation of Capital Gains and Capital Losses” above.

A Resident Holder who is a Dissenting Shareholder must include in computing its income any interest awarded to it by a court.

HOLDERS NOT RESIDENT IN CANADA

This portion of the summary applies to a Holder who, at all relevant times, for the purposes of the Tax Act and any applicable income tax treaty, is not, and is not deemed to be, resident in Canada and does not use or hold, and is not deemed to use or hold, RYU Shares or RYU Canada Shares in connection with carrying on a business in Canada (a “Non-Resident Holder”). This portion of the summary is not applicable to a Non-Resident Holder that is: (a) an insurer carrying on an insurance business in Canada and elsewhere; (b) a “financial institution” (as defined in the Tax Act); or (c) an “authorized foreign bank” (as defined in the Tax Act).

Exchange of RYU Shares under the Plan of Share Exchange and Subsequent Dispositions of RYU Canada Shares

A Non-Resident Holder whose RYU Shares are exchanged for RYU Canada Shares under the Plan of Share Exchange should not be subject to tax under the Tax Act on any capital gain realized on such exchange.

A Non-Resident Holder will not be subject to tax under the Tax Act in respect of any capital gain realized on a disposition, or a deemed disposition, of a RYU Canada Share unless such share is or is deemed to be “taxable Canadian property” (as defined in the Tax Act) at the time of the disposition and the Non-Resident Holder is not entitled to relief under an applicable tax treaty.

Generally, a RYU Canada Share will not be “taxable Canadian property” to a Non-Resident Holder at a particular time provided no more than 50% of the fair market value of the share was, at any time during the sixty (60) month period immediately preceding that time, derived directly or indirectly from one or any combination of real or immovable property situated in Canada, Canadian resource properties (as defined in the Tax Act), timber resource properties (as defined in the Tax Act) and options in respect of, or interests in, or for civil law rights in, any such properties (whether or not such property exists). Notwithstanding the foregoing, in certain circumstances set out in the Tax Act, RYU Canada Shares could be deemed to be taxable Canadian property to the Non-Resident Holder.

Non-Resident Holders whose RYU Canada Shares may constitute taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances. Even if the RYU Canada Shares are taxable Canadian property to a Non-Resident Holder at the time of disposition, a taxable capital gain or an allowable capital loss resulting from the disposition of the RYU Canada Shares will not be included in computing the Non-Resident Holder’s income for purposes of the Tax Act provided that the RYU Canada Shares constitute “treaty protected property”, as defined in the Tax Act. RYU Canada Shares owned by a Non-Resident Holder will generally be treaty-protected property if the gain from the disposition of such shares would, because of an applicable income tax treaty to which Canada is a signatory, be exempt from tax under the Tax Act.

Dividends on RYU Canada Common Shares

Dividends paid or credited on RYU Canada Shares to a Non-Resident Holder generally will be subject to Canadian withholding tax at a rate of 25% of the gross amount of the dividend, unless the rate is reduced under the provisions of an applicable income tax convention. The rate of withholding tax under the Canada-U.S. Income Tax Convention (1980) (the  “U.S. Treaty”) applicable to a Non-Resident Holder who is a resident of the United States for the purposes of the U.S. Treaty, entitled to benefits under the U.S. Treaty, and who holds less than 10% of the voting stock of RYU Canada, generally will be 15%. RYU Canada will be required to withhold the required amount of withholding tax from the dividend, and to remit it to CRA for the account of the Non-Resident Holder.

Dissenting Non-Resident Holders

A Non-Resident Holder that is a Dissenting Shareholder and consequently is paid the fair value for its RYU Shares by RYU may realize a capital gain or capital loss as discussed above under “Holders Resident in Canada - Dissenting Resident Holders”. As discussed above under “Holders Not Resident in Canada - Exchange of Shares under the Plan of Share Exchange and Subsequent Dispositions of RYU Canada Shares”, any resulting capital gain should not be subject to tax under the Tax Act.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Special Meeting other than the approval of the Revised 2014 Plan.

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request householding of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received by no later than February 28, 2015. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Exchange Act, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to Respect Your Universe, Inc. 1672 West 2nd Avenue, Vancouver, British Columbia, Attention: Chief Financial Officer.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission and certain Canadian securities regulatory authorities. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission’s website at www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at www.sedar.com.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the person named on the proxy to vote the Shares represented by the proxy on such matters in accordance with his judgment.

OTHER INFORMATION

A copy of our 2014 annual report to shareholders has not been provided concurrently with this proxy statement in an effort to save costs in printing and mailing. The 2014 annual report to shareholders is not incorporated into this proxy statement and is not considered proxy solicitation material. Shareholders may obtain a copy of the 2014 Form 10-K or any of its exhibits, and any of our other SEC reports, free of charge, from the SEC website at www.sec.gov or from our website at www.ryu.com, or by writing to our Secretary.

BY ORDER OF THE BOARD OF DIRECTORS

Vancouver, British Columbia
December 22, 2014

/s/ Marcello Leone

Marcello Leone
Chief Executive Officer and Director

Appendix “A”

Provisions from NRS for Dissent Rights

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
(Added to NRS by 1995, 2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
(Added to NRS by 1995, 2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under  NRS 92A.380 and who exercises that right when and in the manner required by  NRS92A.400 to  92A.480, inclusive.
(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:
1.
Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.	Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and
3.	Without discounting for lack of marketability or minority status.
(Added to NRS by 1995, 2087; A2009, 1720)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.
(Added to NRS by 1995, 2087; A 2009, 1721)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
1.
Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.
Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
1.
Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a)	Consummation of a plan of merger to which the domestic corporation is a constituent entity:
(1)
If approval by the stockholders is required for the merger by NRS 92A.120 to  92A.160, inclusive, or  the  articles of  incorporation, regardless of  whether the stockholder is entitled to vote on the plan of merger; or

(2)	If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
(b)	Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.
(c)
Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d)
Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of  incorporation, bylaws  or  a  resolution of  the  board  of  directors  provides  that  voting  or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e)	Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.
(f)
Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to  receive such  payment pursuant to NRS  78.205,  78.2055 or  78.207. A  dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2.
A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive,may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.
Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500,  inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

 (Added to NRS by 1995, 2087; A  2001, 1414,  3199;  2003, 3189;  2005, 2204;  2007, 2438;  2009, 1721;  2011, 2814)

NRS  92A.390 Limitations on  right  of  dissent: Stockholders of  certain  classes or  series; action of stockholders not required for plan of merger.

1.	There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:
(a)	A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;
(b)
Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c)
Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2.	The applicability of subsection 1 must be determined as of:
(a)	The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or
(b)	The day before the effective date of such corporate action if there is no meeting of stockholders.
3.
Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4.
There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.
There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
1.
A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.	A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:
(a)	Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
(b)	Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.
(Added to NRS by 1995, 2089; A 2009, 1723)

NRS 92A.410 Notification of stockholders regarding right of dissent.
1.
If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.
If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitledto assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730;  2009, 1723; 2013, 1286)

NRS 92A.420 Prerequisites to demand for payment for shares.
1.
If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a)	Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b)	Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.
2.
If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.	A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.
(Added to NRS by 1995, 2089; A 1999, 1631;  2005, 2204; 2009, 1723; 2013, 1286)

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
1.
The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

2.	The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:
(a)	State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
(b)	Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(c)
Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d)
Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e)	Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2089; A 2005, 2205;  2009, 1724, 2013, 1286)

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.
1.	A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:
(a)	Demand payment;
(b)
Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c)	Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.
2.
If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3.
Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.
A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.
The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730;  2003, 3189; 2009, 1724)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
(Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460 Payment for shares: General requirements.
1.
Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)	Of the county where the subject corporation’s principal office is located;
(b)	If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or
(c)	At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.
The court shall dispose of the complaint promptly.
2.	The payment must be accompanied by:
(a)
The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available,  then  such  reasonably  equivalent  financial  information  and  the  latest  available quarterly financial statements, if any;

(b)	A statement of the subject corporation’s estimate of the fair value of the shares; and
(c)
A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

(Added to NRS by 1995, 2090; A 2007, 2704;  2009, 1725; 2013, 1287)

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.
1.
A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.
To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a)	Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;
(b)	Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;
(c)	That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;
(d)	That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and
(e)	That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.
3.
Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation  shall  pay  in  cash  the  amount  offered  under  paragraph  (b)  of  subsection  2  to  each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.
Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash  the  amount  offered  under  paragraph  (b)  of  subsection  2  to  each  stockholder  described  in paragraph (e) of subsection 2.

(Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
1.
A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2.
A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or  92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, 2091; A 2009, 1726)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court;
rights of dissenter.
1.
If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2.
A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.
The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.
The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.	Each dissenter who is made a party to the proceeding is entitled to a judgment:
(a)	For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or
(b)	For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
(Added to NRS by 1995, 2091; A 2007, 2705;  2009, 1727; 2011, 2815; 2013, 1288)

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.
1.
The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.	The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
(a)	Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b)
Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to  92A.500, inclusive.

3.
If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.
In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.
To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.	This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
(Added to NRS by 1995, 2092; A 2009, 1727)

Appendix “B”

Interim Order

please see attached

SUPREME COURT
OF BRITISH COLUMBIA
VANCOUVER REGISTRY

DEC 19 2014

ENTERED

Form 35 (Rules 8-4(1), 13-1(3) and 17-1(2))

S-149898

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTIONS 288 TO 299 OF THE *BUSINESS CORPORATIONS ACT*, S.B.C. 2002, CHAPTER 57, AS AMENDED

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IN THE MATTER OF A PROPOSED ARRANGEMENT AMONG RESPECT YOUR UNIVERSE, INC., RESPECT YOUR UNIVERSE (BC) INC. and THE SHAREHOLDERS OF RESPECT YOUR UNIVERSE (BC) INC and THE SHAREHOLDERS OF RESPECT YOUR UNIVERSE INC.

RESPECT YOUR UNIVERSE (BC) INC., A COMPANY GOVERNED BY THE LAWS OF BRITISH COLUMBIA AND
RESPECT YOUR UNIVERSE, INC., A COMPANY GOVERNED BY THE LAWS OF NEVADA

PETITIONERS

INTERIM ORDER MADE AFTER APPLICATION

BEFORE	THE HONOURABLE JUSTICE SEWELL	19/Dec/2014

ON THE APPLICATION of the Petitioners, Respect Your Universe (BC) Inc., a company governed by the laws of British Columbia ("**RYU Canada**") and Respect Your Universe, Inc., a company governed by the laws of Nevada ("**RYU**"), without notice, for an interim order pursuant to section 291 of the *Business Corporations Act*, S.B.C. 2002, c-57 ("***BCBCA***") coming on for hearing at Vancouver, B.C. on 19/Dec/2014 and on hearing Lucya Kowalewski, counsel for the Petitioners, and on reading the 1st Affidavit of Jameel Vaghela sworn December 18, 2014 (the "**Vaghela Affidavit**") filed herein.

CW7821522.1

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THIS COURT ORDERS that:

I. DEFINITIONS

1. As used in this Interim Order Made After Application (the "**Interim Order**"), unless otherwise defined, terms beginning with capital letters have the respective meanings set out in the draft Proxy Statement on Schedule 14A (the "**Draft Circular**") attached as Exhibit "A" to the Vaghela Affidavit.

II. RYU CANADA SHAREHOLDER CONSENT

2. In lieu of the meeting of the sole shareholder of RYU Canada, RYU will pass a written consent resolution approving the Arrangement and the Arrangement Agreement in accordance with section 289 (1)(f) the *BCBCA*.

III. RYU MEETING

3. Pursuant to the Nevada Revised Statutes (the "**NRS**") and the bylaws of RYU, RYU will call, hold and conduct a special general meeting (the "**Meeting**") of the holders (the "**RYU Shareholders**") of the common shares of RYU (the "**RYU Shares**"), to be held at Clark Wilson LLP, 900 – 885 W. Georgia Street, V6C 3H1, on January 27, 2015, at 10:00 a.m. (Vancouver time) for the following purposes:

(a) to consider, pursuant to the Interim Order of the Supreme Court of British Columbia to be obtained by RYU and, if thought advisable, to pass, with or without variation, a special resolution (the "**Arrangement Resolution**"), the full text of which is set forth in Schedule A to the Draft Circular, which is attached as Exhibit "A" to the Vaghela Affidavit, to approve the Arrangement under the NRS and the bylaws of RYU; and

(b) to transact such further and other business as may properly be brought before the Meeting or any adjournment(s) or postponement(s) thereof.

4. The record date for the Meeting (the "**Record Date**") for determining the RYU Shareholders entitled to receive notice of, attend and vote at the Meeting shall be November 28, 2014, as approved by the board of directors of RYU (the "**RYU Board**"), and shall not change in respect of any adjournment to the Meeting.

5. The Meeting shall be called, held and conducted in accordance with the *NRS*, the Draft Circular, and the bylaws of RYU, and the terms of this Interim Order.

6. In all respects, the terms, restrictions and conditions of RYU's bylaws and the NRS will apply in respect of the Meeting.

CW7821522.1

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IV. AMENDMENTS

7. Prior to or after the Meeting, RYU and RYU Canada are authorized to make such amendments, revisions or supplements to the Arrangement in accordance with the Arrangement Agreement without any additional notice to the RYU Shareholders, and the Arrangement as so amended, revised and supplemented shall be the Arrangement and the subject of the Arrangement Resolution.

V. METHOD OF DISTRIBUTION OF MEETING MATERIALS

8. Pursuant to the NRS, the Draft Circular, the notice of Meeting to the RYU Shareholders, the VIF and the form of proxy (collectively referred to as the "**Meeting Materials**") with such deletions, amendments or additions thereto as any officer or director of RYU may deem necessary or desirable, provided that such amendments are not inconsistent with the terms of this Interim Order, shall be distributed not later than twenty-one (21) days prior to the Meeting as follows:

(a) in the case of the registered RYU Shareholders, by unregistered mail, postage prepaid addressed to each registered RYU Shareholder at his/her last address on the books of RYU, mailed at least 21 days before the RYU Meeting;

(b) in the case of holders of non-registered RYU Shares, by providing copies of the relevant portion of the Meeting Materials to intermediaries and registered nominees for sending to beneficial owners in accordance with National Instrument 54-101 – *Communications with Beneficial Owners of Securities of a Reporting Issuer* and the *Securities and Exchange Act of 1934*; and

(c) in the case of the RYU Board and auditors of RYU, by pre-paid ordinary mail, by expedited parcel post, by email or by facsimile, by courier or by delivery in person, addressed to the individual directors and the auditors.

VI. DEEMED RECEIPT OF NOTICE and SERVICE OF PETITION

9. The Meeting Materials shall be deemed, for the purposes of this Interim Order, to have been received:

(a) in the case of mailing, when deposited in a post office or public letter box;

(b) when provided to intermediaries and registered nominees; and

(c) in the case of any means of transmitted, recorded or electronic communication, when dispatched or delivered for dispatch.

10. Mailing of the Notice of Hearing with the Meeting Materials in accordance with paragraph 9 of this Interim Order shall be good and sufficient service of notice of the Petition to the Court and the Vaghela Affidavit on all persons who are entitled to be served. No other form of service need be made. No other material need be served on such persons.

CW7821522.1

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VII. DISSENT RIGHTS

11. RYU Shareholders have the right to dissent with respect to the Arrangement Resolution and, if the Arrangement Resolution becomes effective, to be paid the fair value of their RYU Shares in accordance with the provisions of section 92A.300 to 92A.500 of the NRS, as set out in the Meeting Materials.

VIII. APPLICATION FOR FINAL ORDER

12. Upon the approval, with or without variation, by RYU, sole shareholder of RYU Canada, and the RYU Shareholders of the Arrangement, in the manner set forth in this Interim Order, RYU and RYU Canada may apply to this Court for an Order:

(a) approving the Arrangement pursuant to section 291(4)(a) of the *BCBCA*; and

(b) declaring that the terms and conditions of the Arrangement are substantively and procedurally fair with respect to the RYU Shareholders pursuant to section 291(4)(c) of the *BCBCA*;

(collectively, the "**Final Order**") and that the hearing of the Final Order will be held on February 2, 2015 at 9:45 a.m. (Vancouver time) at the Courthouse at 800 Smithe Street, Vancouver, B.C. or as soon thereafter as the hearing of the Final Order can be heard or at such other date and time as this Court may direct.

13. Any RYU Shareholder has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order. Any RYU Shareholder seeking to appear at the hearing of the application for the Final Order shall:

(a) file a Response to Petition, in the form prescribed by the *Supreme Court Civil Rules*, with this Court; and

(b) serve the filed Response to Petition on the Petitioners' solicitors at:

Clark Wilson LLP
Barristers and Solicitors
Suite 900, 885 West Georgia Street
Vancouver, B.C. V6C 3H1
Attention: *Lucya Kowalewski*

14. In the event that the hearing for the Final Order is adjourned, only those persons who have filed and served a Response to Petition in accordance with this Interim Order need to be served and provided with notice of the adjourned hearing date

CW7821522.1

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IX. VARIANCE

15. RYU and RYU Canada shall be entitled, at any time, to apply to vary this Interim Order.

16. Rules 8 and 16 of the *Supreme Court Civil Rules* will not apply to any further applications in respect of this proceeding, including the application for the Final Order and any application to vary this Interim Order.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of Lawyer for the Petitioners,
Respect Your Universe (BC) Inc., a British Columbia company
Respect Your Universe, Inc., a Nevada company
Lawyer: Lucya Kowalewski

BY THE COURT

Registrar

CW7821522.1

Appendix “C”

RESPECT YOUR UNIVERSE, INC.

Revised 2014 Stock Option Plan

This Revised 2014 Stock Option Plan (the "Plan") provides for the grant of options to acquire shares of common stock, no par value (the "Common Stock"), of Respect Your Universe, Inc., a Nevada company (the "Company").  For the purposes of Eligible Employees (as defined below) who are subject to tax in the United States, stock options granted under this Plan that qualify under Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), are referred to in this Plan as "Incentive Stock Options".  Incentive Stock Options and stock options that do not qualify under Section 422 of the Code ("Non-Qualified Stock Options") and stock options granted to non-United States residents under this Plan are referred to collectively as "Options".

1.	PURPOSE

1.1                       The purpose of this Plan is to retain the services of valued key employees and consultants of the Company and such other persons as the Plan Administrator shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2                       This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable Canadian federal and provincial, and United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the "Applicable Laws").

2.	ADMINISTRATION

2.1                       This Plan shall be administered initially by the Board of Directors of the Company (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator".

2.2                       If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.

2.3                      The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option).  The members of any such Committee shall serve at the pleasure of the Board.  A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present.  Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4                       The Board may at any time amend, suspend or terminate the Plan, subject to such shareholder approval as may be required by Applicable Laws, including the rules of an applicable stock exchange or other national market system, provided that:

(a)	no Options may be granted during any suspension of the Plan or after termination of the Plan; and

(b)
any amendment, suspension or termination of the Plan will not affect Options already granted, and such Options will remain in full force and affect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee (as defined below) and the Plan Administrator, which agreement will have to be in writing and signed by the Optionee and the Company.

2.5                       Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)	construe and interpret this Plan;

(b)	define the terms used in the Plan;

(c)	prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)	grant Options under this Plan;

(f)	determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, or otherwise;

(g)	determine the time or times at which Options shall be granted under this Plan;

(h)	determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i)	determine all other terms and conditions of the Options; and

(j)	make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.6                       All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries, subject to any contrary determination by the Board.

3.	ELIGIBILITY

3.1                       Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Company (as defined below) ("Eligible Employees") subject to tax in the United States.

3.2                       Non-Qualified Stock Options may be granted to Eligible Employees, Consultants, and to such other persons who are not Eligible Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3                       Options may be granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other company and the Company or any subsidiary of the Company.  Options also may be granted in exchange for outstanding Options.

3.4                       Unless otherwise approved by the Plan Administrator and Disinterested Shareholders (as such term is defined in Applicable Laws), no person shall be eligible to receive in any fiscal year Options to purchase more than 5% of the outstanding shares of Common Stock (subject to adjustment as set forth in Section 5.1(m) hereof).  Any person to whom an Option is granted under this Plan is referred to as an "Optionee".  Any person who is the owner of an Option is referred to as a "Holder".

3.5                       While the Common Stock is listed on the TSX Venture Exchange (the “TSXV”), the maximum number shares of Common Stock subject to an Option to a Holder who is a Consultant (as defined by the policies of the TSXV) is presently limited to an amount equal to 2% of the then issued and outstanding shares of Common Stock (on a non-diluted basis) in any 12 month period.

3.6                       While the Common Stock is listed on the TSXV, the number of options granted to all persons in aggregate who are employed to perform Investor Relations Activities (as defined by the policies of the TSXV) is presently limited to an amount equal to 2% of the then issued and outstanding shares of Common Stock (on a non-diluted basis) in any 12 month period, provided that such Options vest in stages over a 12 month period with no more than 1/4 of the Options vesting in any 3 month period.

3.7                       While the Common Stock is listed on the TSXV, the exercise price of the shares of Common Stock covered by each Option shall be determined by the Board or the Committee and the exercise price shall not be less than the price permitted by any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction.

3.8                       While the Common Stock is listed on the TSXV, only individuals that a bona fide Directors, Employees, or Consultants of the Company or a subsidiary of the Company at the time of grant of such Options will be eligible to receive Options and the Company will ensure only eligible individuals receive Options.

3.9                       As used in this Plan, the term "Related Company" shall mean any company (other than the Company) that is a "Parent Company" of the Company or "Subsidiary Company" of the Company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.	STOCK

4.1                       The Plan Administrator is authorized to grant Options to acquire up to a total of t shares of Common Stock. The number of shares of Common Stock with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.1(m) hereof.  In the event that any outstanding Option expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

5.	TERMS AND CONDITIONS OF OPTIONS

5.1                       Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (the "Agreement").  Agreements may contain such provisions, not inconsistent with this Plan, as the Plan Administrator in its discretion may deem advisable.  All Options also shall comply with the following requirements:

(a)	Number of Shares and Type of Option
Each Agreement shall state the number of shares of Common Stock to which it pertains and, for Optionees subject to tax in the United States, whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, provided that:

(i)	in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(ii)
the aggregate fair market value (determined at the Date of Grant, as defined below) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee subject to tax in the United States during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Company, a Related Company or a predecessor company) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the "Annual Limit"); and

(iii)	any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b)	Date of Grant
Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

(c)	Option Price
Each Agreement shall state the price per share of Common Stock at which it is exercisable.  The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i)
the per share exercise price for an Incentive Stock Option or any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m) of the Code ("Covered Employee") shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(ii)
with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(iii)
Options granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other company and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other company, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur; and

(iv)
with respect to Non-Qualified Stock Options, the exercise price per share shall be determined by the Plan Administrator at the time the Option is granted, but such price shall not be less than the closing trading price of the Common Stock on the OTCBB on the last trading day preceding the date on which the Option is granted (or if the Common Stock is not then listed and posted for trading on the OTCBB, on such other stock exchange on which the Common Shares are listed and posted for trading as may be selected by the Board of Directors).  In the event that the Common Stock is not listed and posted for trading on any stock exchange or other quotation systems, the exercise price shall be the fair market value of the Common Stock as determined by the Plan Administrator.

(d)	Duration of Options
At the time of the grant of the Option, the Plan Administrator shall designate, subject to paragraph 5.1(g) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Company (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant.  In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Plan shall expire five (5) years from the Date of Grant.

(e)	Vesting Schedule
No Option shall be exercisable until it has vested.  The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the Option shall vest immediately.

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives.  Performance objectives shall be expressed in terms of one or more of the following:  return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company's performance relative to its internal business plan, or such other terms as determined and directed by the Board.  Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Company, or a subdivision, operating unit, product or product line of either of the foregoing.  Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range.  An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

(f)	Acceleration of Vesting
The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.  The vesting of Options also shall be accelerated under the circumstances described in Section 5.1(m) below.

(g)	Term of Option

(i)
Options that have vested as specified by the Plan Administrator or in accordance with this Plan, shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

A.	the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(d) above;

B.	the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Company for cause (as determined in the sole discretion of the Plan Administrator);

C.
unless as otherwise provided for in the Agreement, the expiration of one year from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Company for any reason whatsoever other than cause, death or Disability (as defined below);

D.
while the Common Stock is listed on the TSXV, Options granted to Holders engaged in investor relations activities (as defined by the policies of the TSXV) on behalf of our company expire 30 days after such optionees cease to perform such investor relations activities for our company;  or

E.	the expiration of one year from termination of an Optionee's employment or contractual relationship by reason of death or Disability (as defined below).

(ii)
Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the Optionee's domicile at the time of death and only until such Options terminate as provided above.

(iii)
For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than six (6) months or that can be expected to result in death.  The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator.  Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

(iv)
Unless accelerated in accordance with Section 5.1(f) above, unvested Options shall terminate immediately upon the Optionee resigning from or the Company terminating the Optionee’s employment or contractual relationship with the Company or any Related Company for any reason whatsoever, including death or Disability.

(v)
For purposes of this Plan, transfer of employment between or among the Company and/or any Related Company shall not be deemed to constitute a termination of employment with the Company or any Related Company.  For purposes of this subsection, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

(h)	Exercise of Options

(i)
Options shall be exercisable, in full or in part, at any time after vesting, until termination.  If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term.  No portion of any Option for less than fifty (50) shares (as adjusted pursuant to Section 5.1(m) below) may be exercised; provided, that if the vested portion of any Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested.  Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(ii)
Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 5.1(i) below.  The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise.

(iii)
During the lifetime of an Optionee, Options are exercisable only by the Optionee or in the case of a Non-Qualified Stock Option, transferee who takes title to such Option in the manner permitted by subsection 5.1(k) hereof.

(i)	Payment upon Exercise of Option
Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier's check.  In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i)
by delivering to the Company shares of Common Stock previously held by such Holder, or by the Company withholding shares of Common Stock otherwise deliverable pursuant to exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise; or

(ii)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(j)	No Rights as a Shareholder
A Holder shall have no rights as a shareholder with respect to any shares covered by an Option until such Holder becomes a record holder of such shares, irrespective of whether such Holder has given notice of exercise.  Subject to the provisions of Section 5.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Holder becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k)	Transfer of Option

(i)
Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided however that, subject to applicable laws, for Non-Qualified Stock Options, the Optionee's heirs or administrators may exercise any portion of the outstanding Options within one year of the Optionee's death.

(ii)
Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(l)	Securities Regulation and Tax Withholding

(i)
Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all Applicable Laws.  The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any Options or shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such Options or shares.

(ii)
As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares.  At the option of the Plan Administrator, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration.  The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with federal, provincial or state securities laws.  THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii)
The Holder shall pay to the Company by certified or cashier's check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option.  Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A.
by delivering to the Company shares of Common Stock previously held by such Holder or by the Company withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

B.	by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv)
The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal, provincial and state securities laws and the withholding provisions under Applicable Laws have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in paragraph 5.1(l)(iii) above.

(m)	Stock Dividend or Reorganization

(i)
If: (1) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any "corporate transaction" described in the regulations thereunder; (2) the Company shall declare a dividend payable in, or shall subdivide, reclassify, reorganize, or combine, its Common Stock; or (3) any other event with substantially the same effect shall occur, the Plan Administrator shall, subject to applicable law, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan and the exercise price for such Options shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder, so as to preserve the proportional rights of the Holder.

(ii)
For greater certainty, the exercise price for any options and the number of shares of Common Stock deliverable upon the exercise of the Options will be subject to adjustment in the case of any capital reorganization or of any reclassification of the capital of the Company, or in the case of the consolidation, merger or amalgamation of the Company with or into any other company (hereinafter collectively referred to as a “Reorganization”), each Option will, after such Reorganization, confer the right to purchase the number of shares of Common Stock or other securities of the Company (or of the company resulting from such Reorganization) which the Holder would have been entitled to upon the Reorganization if the Holder had been a shareholder of the Company at the time of such Reorganization.

(iii)
In the event that the presently authorized capital stock of the Company is changed into the same number of shares with a different par value, or without par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan, and each Option shall apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

(iv)
If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, the Plan Administrator may, subject to applicable law, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or adjust the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder.

(v)
The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of this Plan, or by the applicable terms of any assumption or substitution document.

(vi)
The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6.	EFFECTIVE DATE; SHAREHOLDER APPROVAL

6.1                       Incentive Stock Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted (the "Effective Date") through the day immediately preceding the tenth anniversary of the Effective Date.

6.2                       Non-Qualified Stock Options may be granted by the Plan Administrator on or after the Effective Date and until this Plan is terminated by the Board in its sole discretion.

6.3                       Termination of this Plan shall not terminate any Option granted prior to such termination.

6.4                       The approval of Disinterested Shareholders will be obtained for any reduction in the exercise price of Options if the Optionee is an Insider of the Company at the time of the proposed amendment.  The terms "Disinterested Shareholder" and "Insider" shall have the meanings as defined for those terms in the Applicable Laws.

6.5                       Any Options granted by the Plan Administrator prior to the approval of this Plan by the shareholders of the Company shall be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months before or after the Effective Date.  If such shareholder ratification is sought and not obtained, all Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation.  In addition, any such Options will remain unvested unless and until shareholder approval is obtained.

7.	NO OBLIGATIONS TO EXERCISE OPTION

7.1                       The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8.	PRIOR PLANS

8.1                       The Plan shall entirely replace and supersede any prior share option plan, adopted by the Board of Directors of the Company or its predecessor company, provided that the Plan does not affect any Options granted under any prior share option plan.

9.	SHAREHOLDER APPROVAL

9.1                       In this section the following terms have the following meanings:

(a)
“Disinterested Shareholder Approval” means the approval by a majority of the votes cast by all the Company’s shareholders at a duly constituted shareholders’ meeting, excluding votes attached to Common Shares beneficially owned by Insiders, and their Associates, to whom Options may be granted under this Plan;

(b)	“Insider” means an insider as defined in the TSXV Policies; or as defined in securities legislation applicable to the Company;

(c)
“Share Compensation Arrangement” means any Option under this Plan but also includes any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise;

(d)	“TSXV Policies” means the rules and policies of the TSXV, as amended from time to time.

9.2                       If the Common Shares are listed on the TSXV and if required by the TSXV Policies, the Company must obtain Disinterested Shareholder Approval of Options if the Options, together with any other Share Compensation Arrangement, could result at any time in:

(a)	the number of Common Shares reserved for issuance under stock options granted to Insiders (as a group) exceeding 10% of the issued Common Shares of the Company;

(b)	the reduction

(c)	the grant to Insiders (as a group), within a 12-month period, of stock options exceeding 10% of the issued Common Shares of the Company; or

(d)	the issuance to any one Optionee, within a 12-month period, of a number of Common Shares exceeding 5% of the issued Common Shares of the Company.

9.3                           If the Common Shares are listed on the TSXV and if required by the TSXV Policies, the Company must obtain Disinterested Shareholder Approval if the Company reduces the exercise price and the Optionee is an Insider at the time of the amendment.

10.	NO RIGHT TO OPTIONS OR TO EMPLOYMENT

10.1                     Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan.

10.2                        The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's or, where applicable, a Related Company's right to terminate Optionee's employment at any time, which right is hereby reserved.

11.	APPLICATION OF FUNDS

11.1                     The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

12.	INDEMNIFICATION OF PLAN ADMINISTRATOR

12.1                     In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

13.	AMENDMENT OF PLAN

13.1                     The Plan Administrator may, subject to Applicable Laws, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided however that:

(a)	no amendment with respect to an outstanding Option which has the effect of reducing the benefits afforded to the Holder thereof shall be made over the objection of such Holder;

(b)	the events triggering acceleration of vesting of outstanding Options may be modified, expanded or eliminated without the consent of Holders;

(c)
the Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement; and

(d)	the Plan Administrator may not increase the number of shares available for issuance on the exercise of Incentive Stock Options without shareholder approval.

13.2                     Without limiting the generality of Section 11.1 hereof, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside Canada and the United States to recognize differences in local law, tax policy or custom.
Effective Date: t

Schedule “A”

Please see attached

ARRANGEMENT AND EXCHANGE AGREEMENT

This **AGREEMENT** made as of the December day of 4th, 2014.

BETWEEN:

RESPECT YOUR UNIVERSE, INC., a company governed by the laws of the State of Nevada

(**"RYU"**)

AND

RESPECT YOUR UNIVERSE (BC), INC., a company governed by the laws of the Province of British Columbia

(**"RYU Canada"**)

WHEREAS RYU intends to propose to its shareholders the Arrangement and Share Exchange.

AND WHEREAS RYU currently holds one common share in the capital of RYU Canada.

AND WHEREAS the parties hereto wish to record their agreements with regard to the Arrangement and Share Exchange;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and the respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1. INTERPRETATION

1.1 Definitions

In this Agreement including the recitals hereto, unless there is something in the subject matter or context inconsistent therewith, words and terms defined in the Circular will have the same meaning when used herein and, in addition, the following terms will have the following meanings:

"**Arrangement**" means the arrangement under the provisions of Section 288 of the BCA among RYU and the Shareholders and RYU Canada and its shareholders on the terms and conditions set forth in the Plan of Arrangement/Exchange or any amendment or variation thereto made in accordance with section 5.1 of this Agreement.

"**BCA**" means the British Columbia *Business Corporations Act*, as amended from time to time.

"**Business Day**" means any day, other than a Saturday or a Sunday, when Canadian chartered banks are open for business in the City of Vancouver.

CW7760968.1

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"**Circular**" means the definitive form of the Proxy Statement on Schedule 14A, together with any amendments thereto, to be prepared and sent to Shareholders in connection with the Meeting.

"**Common Shares**" means the common shares without par value in the capital of RYU issued and outstanding immediately prior to the implementation of the Arrangement.

"**Court**" means the Supreme Court of British Columbia.

"**Effective Date**" means the date the Plan of Arrangement/Exchange becomes effective, as determined by the board of directors of RYU.

"**Exchange**" means the TSX Venture Exchange.

"**Final Order**" means the final order of the Court approving the Arrangement.

"**Interim Order**" means the order of the Court to be applied for as contemplated in section 3.3 hereof.

"**Meeting**" means the annual and special general meeting of the Shareholders to be held on January 5, 2015, or such other date as determined by the parties, and any adjournment thereof to consider, among other matters, the Arrangement and Share Exchange.

"**NRS**" means the Nevada Revised Statutes.

"**Plan of Arrangement/Exchange**" means the plan of arrangement and plan of share exchange which is annexed as Exhibit 1 hereto and any amendment or variation thereto made in accordance with section 5.1 hereof.

"**Registrar**" means the Registrar of Companies appointed under section 400 of the BCA.

"**RYU Canada Common Shares**" means the common shares without par value in the capital of RYU Canada.

"**Shareholders**" means the holders of Common Shares.

"**Share Exchange**" means a plan of share exchange pursuant to NRS 92A190 among RYU and the Shareholders and RYU Canada and its shareholders on the terms and conditions set forth in the Plan of Arrangement/Exchange or any amendment or variation thereto made in accordance with section 5.1 of this Agreement.

1.2 Interpretation not Affected by Headings

The division of this Agreement into articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "**this Agreement**", "**hereof**", and "**hereunder**" and similar expressions refer to this Agreement (including the exhibit hereto) and not to any particular article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

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1.3 Numbers, Et Cetera

Unless the context otherwise requires, words importing the singular number only will include the plural and vice versa, words importing the use of any gender will include both genders; and words importing persons will include firms, corporations, trusts and partnerships.

1.4 Date for Any Action

In the event that any date on which any action is required to be taken hereunder by any of the parties hereto is not a Business Day in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a Business Day at such place, unless otherwise agreed to.

1.5 Entire Agreement

This Agreement, together with the exhibit, schedules, agreements and other documents herein or therein referred to, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, among the parties with respect to the subject matter hereof.

2. REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of RYU

RYU represents and warrants to and in favour of RYU Canada as follows:

(a) RYU is a company duly organized and validly existing under the NRS and has the corporate power and authority to own, operate and lease its property and assets and to carry on its business as now being conducted by it, and it is duly registered, licensed or qualified to carry on business in each jurisdiction in which a material amount of its business is conducted or where the character of its properties and assets makes such registration, licensing or qualification necessary.

(b) RYU has the corporate power and authority to enter into this Agreement and, subject to obtaining the requisite approvals contemplated hereby, to perform its obligations hereunder.

(c) The execution and delivery of this Agreement by RYU and the completion of the transactions contemplated herein:

(i) do not and will not result in a breach of, or violate any term or provision of, the bylaws of RYU;

(ii) subject to receiving any consent as may be necessary under any agreement by which RYU is bound, do not and will not, as of the Effective Date, conflict with, result in the breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by, any agreement, instrument, license, permit or authority to which RYU, or to which any material property of RYU is subject or result in the creation of any lien, charge or encumbrance upon any of the material assets of RYU under any such agreement or instrument, or

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give to any person any material interest or right, including rights of purchase, termination, cancellation or acceleration, under any such agreement, instrument, license, permit or authority; and

(iii) subject to receipt of necessary approvals of the Shareholders and the Court do not and will not as of the Effective Date violate any provision of law or administrative regulation or any judicial or administrative award, judgment or decree applicable and known to RYU, after due inquiry, the breach of which would have a material adverse effect on RYU.

(d) To the best of the knowledge of RYU after due inquiry, there are no actions, suits, proceedings or investigations commenced, contemplated or threatened against or affecting RYU, at law or in equity, before or by any governmental department, commission, board, bureau, court, agency, arbitrator or instrumentality, domestic or foreign, of any kind nor, to the best of the knowledge of RYU, after due inquiry, are there any existing facts or conditions which may reasonably be expected, individually or in the aggregate, to be a proper basis for any actions, suits, proceedings or investigations, which in any case would prevent or hinder the consummation of the transactions contemplated by this Agreement, or the Plan of Arrangement/Exchange, or which may reasonably be expected individually or in the aggregate to have a material adverse effect on the business, operations, properties, assets or affairs, financial or otherwise, of RYU, either before or after the Effective Date.

(e) The execution and delivery of this Agreement and the completion of the transactions contemplated herein have been duly approved by the Board of Directors and this Agreement has been duly executed and delivered by RYU and constitutes a valid and binding obligation of RYU enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.

(f) The information set forth in the Circular relating to RYU and the interests of RYU, its business and properties and the effect of the Arrangement and Share Exchange thereon is true, correct and complete in all material respects and does not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances in which they are made.

2.2 Representations and Warranties of RYU Canada

RYU Canada represents and warrants to and in favour of RYU as follows:

(a) RYU Canada is a company duly organized and validly existing under the BCA.

(b) RYU Canada has the corporate power and authority to enter into this Agreement and, subject to obtaining the requisite approvals contemplated hereby, to perform its obligations hereunder.

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value, of which one RYU Canada Common Shares are issued and outstanding as at the date hereof.

(d) Except as contemplated by this Agreement, no individual, firm, corporation or other person holds any securities convertible or exchangeable into any shares of RYU Canada or has any agreement, warrant, option or any right capable of becoming an agreement, warrant or option for the purchase of any unissued shares of RYU Canada.

(e) The execution and delivery of this Agreement by RYU Canada and the completion of the transactions contemplated herein:

(i) do not and will not result in the breach of, or violate any term or provision of, the articles of RYU Canada; and

(ii) do not and will not, as of the Effective Date, violate any provision of law or administrative regulation or any judicial or administrative award, judgment or decree applicable and known to RYU Canada, after due inquiry, the breach of which would have a material adverse effect on RYU Canada.

(f) The execution and delivery of this Agreement and the completion of the transactions contemplated herein have been duly approved by the board of directors of RYU Canada and this Agreement has been executed and delivered by RYU Canada and constitutes a valid and binding obligation of RYU Canada enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.

(g) RYU Canada is not engaged in any business nor is it a party to or bound by any contract, agreement, arrangement, instrument, license, permit or authority, other than this Agreement and any transaction or agreement necessary or incidental to the fulfilment of its obligations under Agreement, nor does it have any liabilities, contingent or otherwise, except as provided in or permitted by this Agreement.

3. COVENANTS

3.1 Covenants of RYU

RYU hereby covenants and agrees with RYU Canada as follows:

(a) Except as otherwise contemplated in this Agreement, until the Effective Date, RYU will not merge with, amalgamate, consolidate or enter into any other corporate reorganization with, any other corporation or person or perform any act or enter into any transaction or negotiation which reasonably could be expected to, directly or indirectly, interfere or be inconsistent with the completion of the Arrangement and Share Exchange.

(b) RYU will, in a timely and expeditious manner, file the Circular in all jurisdictions where the Circular is required to be filed by RYU and mail the Circular to Shareholders in accordance with the terms of the Interim Order and applicable law.

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(c) RYU will perform the obligations required to be performed by it hereunder and will do all such other acts and things as may be necessary or desirable in order to carry out and give effect to the transactions under the Arrangement and Share Exchange as described in the Circular and, without limiting the generality of the foregoing, RYU shall use its reasonable best efforts to seek:

(i) the approval of the Shareholders required for the implementation of the Arrangement and Share Exchange,

(ii) the approval for the listing of the RYU Canada Common Shares on the Exchange,

(iii) seek and cooperate with RYU Canada in seeking the Final Order, and

(iv) such other consents, orders, rulings, approvals and assurances as counsel may advise are necessary or desirable for the implementation of the Arrangement and Share Exchange, including those referred to in section 4.1.

(d) RYU will convene the Meeting as soon as practicable and will solicit proxies to be voted at the Meeting in favour of the Arrangement and Share Exchange and all other resolutions referred to in the Circular.

(e) RYU will use its reasonable best efforts to cause each of the conditions precedent set out in sections 4.1 and 4.2 to be complied with on or before the Effective Date.

3.2 Covenants of RYU Canada

RYU Canada hereby covenants and agrees with RYU as follows:

(a) Until the Effective Date, it will not merge into or with, or amalgamate or consolidate with, or enter into any other corporate reorganization with, any other corporation or person, and perform any act or enter into any transaction or negotiation which interferes or is inconsistent with the Arrangement and Share Exchange or other transactions contemplated by this Agreement.

(b) It will perform the obligations required to be performed by it, and will enter into all agreements required to be entered into by it, under this Agreement, the Plan of Arrangement and Share Exchange and will do all such other acts and things as may be necessary or desirable in order to carry out and give effect to the Arrangement and Share Exchange and related transactions as described in the Circular and, without limiting the generality of the foregoing, it will:

(i) seeking the Final Order as provided for in section 3.3; and

(ii) seek and cooperate with RYU in seeking such other consents, orders, rulings, approvals and assurances as counsel may advise are necessary or desirable for the implementation of the Arrangement and Share Exchange, including those referred to in section 4.1.

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3.3 Interim Order and Final Order

Each party covenants and agrees that it will, as soon as reasonably practicable, apply to the Court for the Interim Order providing for, among other things, the calling and holding of the Meeting for the purpose of, among other matters, considering and, if deemed advisable, approving the Arrangement and Share Exchange and that, if the approval of the Arrangement and Share Exchange by Shareholders as set forth in the Interim Order is obtained by RYU Canada as soon as practicable thereafter each party will take the necessary steps to submit the Arrangement and Share Exchange to the Court and apply for the Final Order in such fashion as the Court may direct. As soon as practicable thereafter, and subject to compliance with any other conditions provided for in Article 4 hereof, RYU will file with the Registrar a certified copy of the Final Order to give effect to the Arrangement and Share Exchange.

3.4 Non-Survival of Representations, Warranties and Covenants

The respective representations, warranties and covenants of RYU and RYU Canada contained herein will expire and be terminated and extinguished at and from the Effective Date, other than the covenants in sections 3.1(c) and 3.2(b) and no party will have any liability or further obligation to any party hereunder in respect of the respective representations, warranties and covenants thereafter, other than the covenants in sections 3.1(c) and 3.2(b).

4. CONDITIONS

4.1 Conditions Precedent

The respective obligations of each party hereto to complete the transactions contemplated by this Agreement will be subject to the satisfaction, on or before the Effective Date, of the following conditions, none of which may be waived by any party hereto in whole or in part:

(a) The Arrangement and Share Exchange, with or without amendment, will have been approved at the Meeting in accordance with the Interim Order.

(b) The Interim Order and the Final Order will have been obtained in form and substance satisfactory to RYU and RYU Canada, acting reasonably.

(c) The Exchange will have approved, as of the Effective Date, the listing and posting for trading of the RYU Canada Common Shares issuable on the Arrangement and Share Exchange, subject to compliance with the listing requirements thereof.

(d) No action will have been instituted and be continuing on the Effective Date for an injunction to restrain, a declaratory judgment in respect of or damages on account of or relating to the Arrangement and Share Exchange and no cease trading or similar order with respect to any securities of RYU or RYU Canada will have been issued and remain outstanding.

(e) All material regulatory requirements will have been complied with and all other material consents, agreements, orders and approvals, including regulatory and judicial approvals and orders, necessary for the completion of the transactions provided for in this Agreement or contemplated by the Circular will have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances.

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(f) None of the consents, orders, regulations or approvals contemplated herein will contain terms or conditions or require undertakings or security deemed unsatisfactory or unacceptable by RYU or RYU Canada acting reasonably.

(g) This Agreement will not have been terminated under Article 5.

4.2 Conditions to Obligations of Each Party

The obligation of each of RYU and RYU Canada to complete the transactions contemplated by this Agreement is further subject to the condition, which may be waived by any such party without prejudice to its right to rely on any other condition in favour of such party, that each and every one of the covenants of the other party hereto to be performed on or before the Effective Date pursuant to the terms of this Agreement will have been duly performed by such party and that, except as affected by the transactions contemplated by this Agreement, the representations and warranties of the other party hereto will be true and correct in all material respects as at the Effective Date, with the same effect as if such representations and warranties had been made at and as of such time, and each such party will have received a certificate, dated the Effective Date, of a senior officer of each other party confirming the same.

4.3 Merger of Conditions

The conditions set out in sections 4.1 and 4.2 will be conclusively deemed to have been satisfied, waived or released upon the delivery to the Registrar of a certified copy of the Final Order to give effect to the Arrangement and Share Exchange.

5. AMENDMENT AND TERMINATION

5.1 Amendment

This Agreement and the Plan of Arrangement/Exchange may, at any time and from time to time before and after the holding of the Meeting but not later than the Effective Date, be amended in a manner not materially prejudicial to the Shareholders by written agreement of the parties hereto without, subject to applicable law, further notice to or authorization on the part of the Shareholders for any reason whatsoever.

5.2 Termination

This Agreement may, at any time before or after the holding of the Meeting but no later than the Effective Date, be terminated by the Board of Directors without further notice to, or action on the part of, the shareholders.

Without limiting the generality of the foregoing, RYU may terminate this Agreement:

(a) In the event that any right of dissent is exercised pursuant to section 5.1 of the Plan of Arrangement/Exchange in respect of the Common Shares, immediately prior to the Effective Date, shareholders who have exercised their right of dissent and hold 10% or more of the outstanding Common Shares have not abandoned their right of dissent.

(b) If prior to the Effective Date there is a material change in the business, operations, properties, assets, liabilities or condition, financial or otherwise, of RYU and its

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subsidiaries, taken as a whole, or in RYU Canada, or any change in general economic conditions, interest rates or any outbreak or material escalation in, or the cessation of, hostilities or any other calamity or crisis, or there should develop, occur or come into effect any occurrence which has a material effect on the financial markets of Canada and the Board of Directors determines in its sole judgment that it would be inadvisable in such circumstances for RYU to proceed with the Arrangement and Share Exchange.

5.3 Effect of Termination

Upon the termination of this Agreement pursuant to section 5.2 hereof, no party will have any liability or further obligation to any other party hereunder.

6. GENERAL

6.1 Notices

All notices which may or are required to be given pursuant to any provision of this Agreement will be given or made in writing and will be deemed to be validly given if served personally or by facsimile, in each case to the attention of the senior officer at the following addresses or at such other addresses as will be specified by the parties by like notice:

(a) If to RYU:

1672 West 2nd Ave
Vancouver, BC V6J1H4

Attention: President

(b) If to RYU Canada:

1672 West 2nd Ave
Vancouver, BC V6J1H4

Attention: President

The date of receipt of any such notice will be deemed to be the date of delivery or facsimile transmission thereof.

6.2 Assignment

No party may assign its rights or obligations under this Agreement or the Arrangement and Share Exchange without the prior written consent of the other party hereto.

6.3 Binding Effect

This Agreement and the Arrangement and Share Exchange will be binding upon and will enure to the benefit of the parties hereto and their respective successors and permitted assigns and, in the case of the Arrangement and Share Exchange, will enure to the benefit of the Shareholders.

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6.4 Waiver

Any waiver or release of any of the provisions of this Agreement, to be effective, must be in writing executed by the party granting the same. Waivers may only be granted upon compliance with the terms governing amendments set forth in section 5.1 hereof, applied *mutatis mutandis*.

6.5 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and will be treated in all respects as a British Columbia contract.

6.6 Counterparts

This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first written.

RESPECT YOUR UNIVERSE, INC.

By: /s/ Marcello Leone

RESPECT YOUR UNIVERSE (BC), INC.

By: /s/ Marcello Leone

Exhibit 1
TO THE ARRANGEMENT AGREEMENT

PLAN OF ARRANGEMENT UNDER SECTION 288 OF THE *BRITISH COLUMBIA BUSINESS CORPORATIONS ACT*

PLAN OF SHARE EXCHANGE UNDER NEVADA REVISED STATUTES 92A0190

1. INTERPRETATION

1.1 Definitions

In this Arrangement, unless there is something in the subject matter or context inconsistent therewith:

1.1.1 "**Arrangement**" means the arrangement proposed under the provisions of section 288 of the BCA on the terms set out in this Plan of Arrangement.

1.1.2 "**Arrangement and Exchange Agreement**" means the agreement, dated as of December 4, 2014 between RYU and RYU Canada to which this Plan of Arrangement/Exchange is attached as Exhibit 1, as the same may be amended from time to time.

1.1.3 "**BCA**" means the British Columbia *Business Corporations Act*, as amended from time to time.

1.1.4 "**Common Share**" means the common shares without par value in the capital of RYU.

1.1.5 "**Court**" means the Supreme Court of British Columbia.

1.1.6 "**Director**" means the Director appointed under section 260 of the BCA.

1.1.7 "**Effective Date**" means the date the Plan of Arrangement/Exchange becomes effective, as determined by the board of directors of RYU

1.1.8 "**Exchange**" means the TSX Venture Exchange.

1.1.9 "**Final Order**" means the final order of the Court approving the Arrangement pursuant to the BCA.

1.1.10 "**holder**", when not qualified by the adjective "**registered**", means the person entitled to a share hereunder whether or not registered or entitled to be registered in respect thereof in the register of Shareholders of RYU or RYU Canada, as the case may be.

1.1.11 "**Interim Order**" means the interim order to be obtained from the Court, providing for a special meeting of the Common Shareholders to consider and approve the Arrangement and for certain other procedural matters as well as for the issue of a notice of application for the Final Order.

1.1.12 "**ITA**" means the *Income Tax Act* (Canada), as amended, and the regulations thereunder.

1.1.13 "**NRS**" means the Nevada Revised Statutes.

CW7760968.1

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1.1.14 **"Plan of Arrangement/Exchange"** means this plan of arrangement and plan of share exchange, as it may be amended from time to time in accordance with section 5.1 of the Arrangement Agreement.

1.1.15 **"Shareholders"** means those persons who, as at the close of business on the Effective Date, are registered holders of Common Shares.

1.1.16 **"RYU"** means Respect Your Universe, Inc., a corporation incorporated under the NRS.

1.1.17 **"RYU Canada"** means Respect Your Universe (BC), Inc., a private company incorporated under the BCA.

1.1.18 **"RYU Canada Common Share"** means the common shares without par value which RYU Canada is authorized to issue.

1.1.19 **"Transfer Agent"** means Computershare Investor Services Inc.

1.2 Headings

The division of this Plan of Arrangement/Exchange into articles, sections, subsections and paragraphs, and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement/Exchange. The terms **"this Plan of Arrangement/Exchange"**, **"hereof"**, **"herein"**, **"hereunder"** and similar expressions refer to this Plan of Arrangement as a whole and not to any particular article, section, subsection, paragraph or other part hereof. Unless something in the subject matter or context is inconsistent therewith, all references herein to articles, sections, subsections and paragraphs are to articles, sections, subsections and paragraphs of this Plan of Arrangement/Exchange.

1.3 Extended Meanings

In this Plan of Arrangement/Exchange, words importing the singular number only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine and neuter genders, and words importing persons shall include individuals, partnerships, associations, firms, trusts, unincorporated organizations and corporations.

1.4 Currency

All references to currency herein are to lawful money of Canada unless otherwise specified herein.

2. ARRANGEMENT AND EXCHANGE AGREEMENT

2.1 Arrangement Agreement

This Plan of Arrangement/Exchange is made pursuant to the provision of the Arrangement and Exchange Agreement.

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3. SUMMARY OF THE ARRANGEMENT AND EXCHANGE

3.1 Summary

3.1.1 This Arrangement and Share Exchange is being effected as an arrangement pursuant to Section 288 of the BCA and plan of share exchange pursuant NRS 92A.190.

3.1.2 All holders of Common Shares, except for dissenting holders of Common Shares, will exchange each Common Share for one RYU Canada Common Share.

3.1.3 Shareholders may dissent in relation to the resolution to approve the Arrangement and Share Exchange pursuant to the provisions of the Interim Order and sections 300 to 500 of the NRS.

3.1.4 The exchange of Common Shares for RYU Canada Common Shares will occur on the Effective Date as set out herein.

4. THE ARRANGEMENT/EXCHANGE

4.1 The Arrangement/Exchange

On the Effective Date, the following will occur and be deemed to occur in the following order without further act or formality notwithstanding anything contained in the provisions attaching to any of the securities of RYU or of RYU Canada, but subject to the provisions of Article 5:

4.1.1 Each issued and outstanding Common Share, except those referred to in section 5.1, will be exchanged for one RYU Canada Common Share. In connection with such exchange, each Shareholder will cease to be the holder of the Common Shares so exchanged and will become the holder of RYU Canada Common Shares issued to such Shareholder. The name of such Shareholder will be removed from the register of holders of Common Shares with respect to the Common Shares so exchanged and will be added to the registers of the holders of RYU Canada Common as the holder of the number of RYU Canada Common Shares, respectively, so issued to such Shareholder.

4.1.2 The Common Shares exchanged for RYU Canada Common Shares pursuant to section 4.1.1 will be cancelled.

4.1.3 The RYU Canada Common Share issued to RYU will be cancelled.

5. RIGHT TO DISSENT

5.1 Right to Dissent

A Shareholder may exercise dissent rights ("**Dissent Rights**") conferred by the Interim Order in connection with the Arrangement and Share Exchange in the manner set out in the NRS. Without limiting the generality of the foregoing, Shareholders who duly exercise such Dissent Rights will be deemed to have transferred such Common Shares, as of the Effective Date, without any further act or formality, to the Company in consideration of their entitlement to be paid the fair value of the Common Shares under the Dissent Rights.

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6. CERTIFICATES

6.1 Entitlement to Share Certificates

As soon as practicable after the Effective Date, RYU Canada will cause the Transfer Agent to deliver instructions on how RYU shareholders may obtain share certificates representing the RYU Canada Common Shares to the holders of the Common Shares following the Arrangement and Share Exchange.

6.2 Use of Postal Services

Any certificate which any person is entitled to receive in accordance with this Plan of Arrangement/Exchange will (unless the Transfer Agent has received instructions to the contrary from or on behalf of such person prior to the Effective Date) be forwarded by first class mail, postage prepaid, or in the case of postal disruption in Canada, by such other means as the Transfer Agent may deem prudent.

Schedule “B”

Please see attached

Evans & Evans, Inc.

400 BURRARD STREET
SUITE 1610
VANCOUVER, BRITISH COLUMBIA
CANADA, V6C 3A6

Tel: (604) 408-2222
Fax: (604) 408-2303
www.evansevans.com

December 18, 2014

RESPECT YOUR UNIVERSE, INC.
550-1188 West Georgia Street,
Vancouver, British Columbia V6E 4A2

Attention: Board of Directors

Dear Sirs/Mesdames:

Subject: Fairness Opinion

1.0 Introduction

1.01 Evans & Evans, Inc. ("Evans & Evans" or the "authors of the Opinion") understands that Respect Your Universe, Inc. ("RYU U.S." or the "Company"), a Nevada corporation, is contemplating effecting, among other things, a transaction pursuant to a court approved plan of arrangement ("Plan of Arrangement" or the "Arrangement") which, if approved, will result in the reorganization of the structure of the RYU U.S. RYU U.S. is a reporting issuer whose share are listed for trading on the TSX Venture Exchange ("TSX-V") and the OTC QB under the symbols "RYU" and "RYUN", respectively.

We understand RYU U.S. and Respect Your Universe (BC), Inc. ("RYU Canada") of Vancouver, British Columbia are contemplating the Arrangement which would entail shareholders in RYU U.S. exchanging their common shares, options and warrants (collectively the "Securities") for like Securities in RYU Canada (the "Share Exchange"). RYU Canada is a newly organized British Columbia corporation with no material assets or liabilities. RYU, a Nevada corporation, currently holds one common share in the capital of RYU Canada. There is only one common share of RYU Canada issued and outstanding. RYU U.S. and RYU Canada are together referred to as the "Companies".

1.02 On December 4, 2014 the Companies entered into the Arrangement Agreement. If approved, the Arrangement will result in shareholders ceasing to hold shares in RYU U.S. which is governed by the Nevada Revised Statutes ("NRS"). Shareholders will hold the same number of shares in RYU Canada as were held in RYU U.S. The rights of stockholders under the NRS differ in certain ways from the rights of shareholders under the *British Columbia Business Corporations Act* (the "BCBCA").

Fundamentally, the Arrangement will not have any effect on the relative equity or voting interests of shareholders as each previously outstanding RYU common share will become one RYU Canada common share.

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The Board of Directors (the "Board") of RYU Canada will consist of the current members of the Board of RYU U.S., and the senior management of RYU Canada will consist of the current members of the senior management of RYU U.S.

The reader is cautioned that the above description of the Arrangement is summary in nature. The specific terms and conditions of, and other matters relating to the Arrangement, are more fully described in the RYU U.S. Form 14A provided to the shareholders.

1.03 Over the past 18 months, the Company has transitioned its management team and Board from the United States to Canada. Accordingly, the change of corporate jurisdiction will not result in any material change to the day-to-day operations of the business.

The following are some of the changes resulting from the changing to a corporation governed by the BCBCA versus the NRS. A more detailed summary of the changes is contained in the Form 14A and readers are advised to refer to that document.

1. The BCBCA will require that RYU Canada have a minimum of three directors. As the Company is currently required to have a minimum of three directors to maintain its listing on the TSX-V, this does not represent a material change in the manner in which the Company is governed.

2. The BCBCA has provisions that will expand the rights granted to shareholders and other interested parties to view corporate records. Increased access to corporate records should be viewed as a positive change.

3. It will be substantially easier for the Company to amend its articles as a B.C. company as compared to a Nevada corporation. Accordingly, extraordinary corporate transactions may be easier for the Company to facilitate under the BBCCA as compared to the NRS.

1.04 The Arrangement may have tax consequences to certain shareholders of RYU U.S. However, when reviewing the fairness of the transaction, from a financial point of view, to the Company's shareholders, Evans & Evans did not consider the tax implications for individual shareholders. Evans & Evans did review the sections of the Form 14-A filed with the SEC in conjunction with the Arrangement related to income tax consequences.

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In general, the Company is of the view if the Share Exchange is considered a taxable transaction, a Non-U.S. Holder of RYU U.S. shares will not be subject to U.S. federal income tax on gain as a result of the exchange of RYU U.S. shares for RYU Canada shares pursuant to the Share Exchange, unless: (a) such gain is effectively connected with a U.S. trade or business carried on by the Non-U.S. shareholder (and, where an income tax treaty applies, is attributable to a U.S. permanent establishment of the Non-U.S. Holder); or (b) such gain is effectively connected with a U.S. trade or business carried on by the Non-U.S. shareholder (and, where an income tax treaty applies, is attributable to a U.S. permanent establishment of the Non-U.S. shareholder).

The reader is cautioned that the above description of the tax consequences is summary in nature. The specific terms and conditions of, and other matters relating to the potential tax consequences, are more fully described in the RYU U.S. Form 14A provided to the shareholders.

1.05 RYU U.S. was incorporated in 2008 and is a vertically integrated active lifestyle apparel brand that engages in the development, marketing and distribution of apparel and accessories. The Company's men's and women's performance and activewear lines are manufactured from organic and/or recycled materials. RYU U.S. currently markets two commercial product lines targeted for the Spring/Summer ("Spring") and Fall/Holiday ("Fall") seasons.

The Company's corporate headquarters and operations are located in Vancouver, British Columbia. All products are designed, developed and tested at the Company's corporate headquarters and production takes place in selected external factories.

RYU U.S. sells its products through three primary channels: wholesale, retail and e-commerce. The Company's first product line was launched in February 2012, which

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coincided with the roll out of the online store at ryu.com. In October 2012, RYU U.S. opened the first retail store located at The Shoppes at the Palazzo in Las Vegas, Nevada, and in December 2013, opened a second retail store located at Westlake Center in downtown Seattle, Washington. The Las Vegas store was subsequently closed in February 2014.

The Company's fiscal ("FY") year runs from January 1 to December 31, 2014. As can be seen from the table below, RYU U.S. is still at the early stages of establishing its business.

US$	Management Nine Months September 30, 2014	Audited Twelve Months December 31, 2013	Audited Twelve Months December 31, 2012	Audited Twelve Months December 31, 2011
Revenue	$604,871	$1,164,326	$848,981	$2,821
EBITDA[1]	-$2,055,108	-$4,633,080	-$7,684,274	-$2,419,193
Net Loss	-$2,903,528	-$5,365,373	-$9,868,603	-$6,477,416

[1]Earnings before interest, taxes, depreciation and amortization

The Company does appear to have adequate working capital as at September 30, 2014, but losses have resulted in an increasing debt to equity ratio.

US$	Management September 30, 2014	Audited December 31, 2013	Audited December 31, 2012	Audited December 31, 2011
Current Assets	$2,958,647	$1,378,984	$1,896,595	$3,836,751
Current Liabilities	$1,235,807	$1,744,771	$617,050	$497,307
Short-Term Debt	$499,934	$0	$0	$25,000
Long-Term Debt	$0	$499,934	$0	$0
Shareholders' Equity	$185,578	$340,503	$1,645,904	$3,408,561
Working Capital	$1,722,840	-$365,787	$1,279,545	$3,339,444
Current Ratio	2.39 (x)	0.79 (x)	3.07 (x)	7.72 (x)
Long Term Debt to Equity	0.00 (x)	1.47 (x)	0.00 (x)	0.00 (x)
Total Debt to Equity	2.69 (x)	1.47 (x)	0.00 (x)	0.01 (x)

1.06 The Board of the Company retained Evans & Evans to act as an independent advisor to the Company and to prepare and deliver the Fairness Opinion to the Board to provide an independent opinion as to the fairness of the Plan of Arrangement, from a financial point of view, to the RYU U.S. shareholders.

2.0 Engagement of Evans & Evans, Inc.

2.01 Evans & Evans was formally engaged by RYU U.S. pursuant to an engagement letter with the Company dated December 12, 2014 (the "Engagement Letter"). The Engagement Letter provides the terms upon which Evans & Evans has agreed to provide the Opinion to

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the Board. The terms of the Engagement Letter provide that Evans & Evans is to be paid a flat professional fee for its services. In addition, Evans & Evans is to be reimbursed for its reasonable out-of-pocket expenses and to be indemnified by the Company in certain circumstances. The fee established for the Opinion has not been contingent upon the opinions presented.

3.0 Scope of Review

3.01 In connection with preparing the Opinion, Evans & Evans has reviewed and relied upon, or carried out, among other things, the following:

- Discussed the operations of RYU U.S. with Mr. Jameel Vaghela, CFO of RYU U.S.
- Reviewed the Company's website www.ryu.com and reviewed the Company's press releases for the 12 months preceding the date of the Opinion.
- Reviewed the Arrangement and Exchange Agreement dated December 4, 2014 between Respect Your Universe, Inc. and Respect Your Universe (BC) Inc.
- Reviewed the Schedule 14A - Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed by the Company.
- Reviewed the Company's 10-Q and associated management-prepared financial statements for the nine months ended September 30, 2014.
- Reviewed the Company's 10-Ks for the years ended December 31, 2012 and 2013.
- Reviewed the Company's annual financial statements for the years ended December 31, 2011 – 2013 as audited by Deloitte & Touche, LLP of Portland, Oregon.
- Reviewed information on the legal, accounting and tax matters related to the Arrangement.
- Reviewed industry and financial market information considered relevant to the determination of fairness. In reviewing the market for the Company's products, Evans & Evans found the following.
  - According to data from NPD Group, the athletic apparel industry has grown four times as fast as the clothing industry as a whole.
  - Women's activewear sales increased 9% in 2013 to reach US$11.5 billion, and according to Reuters, a Global Industry Analysts report forecasts that the global category will reach US$126 billion in sales by 2015.
  - According to data from the Sporting Good Manufacturing Association, 93% of activewear consumers wear their apparel for activities other than exercise.

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- Activewear sales accounted for US$33.7 billion, representing 16% of the total apparel market, and have played a significant role in the overall success of the total apparel market over the last two years according to market research firm NPD Group.

- The global sports apparel market is expected to grow to US$178 billion by 2019, according to Boston-based research firm Trefis. The growth in the market is attributed to the availability of better athletic fabrics due to advances in technology, the increasing fashion component found in activewear, brand focus and, the fact that people are exercising more.

- Demand for yoga gear is currently outpacing growth of the sport itself. Yoga participation grew 4.5% in 2013, according to the Sports & Fitness Industry Association. Meanwhile, sales of yoga apparel were up 45%, according to SportsOneSource, a sporting-goods industry tracker.

- Consumers have made it clear they are willing to pay a premium for fitness apparel.

- Many established clothiers are jumping on the athletic apparel bandwagon by launching new stylish athletic apparel to add to their existing lines. Department stores like Kohl's are expanding their product offerings by incorporating existing athletic apparel lines into their department stores. Athletic apparel giants like Puma and Adidas are collaborating with fashion designers to make their line more stylish and many more clothiers are working with more and more celebrity endorsements.

- A review of the Company's trading price and trading volumes on the TSX-V for the period January 1, 2013 to December 17, 2014 as outlined in the following charts. On June 30, 2014, the Company implemented a one-for-two reverse stock split of its common stock. As a result of the reverse stock split, each two (2) outstanding shares of pre-split common.

Closing Trading Price

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Volume

- **Limitation and Qualification**: Evans & Evans did not visit any of the Company's facilities. Evans & Evans has, therefore, relied on management's disclosure with respect to the operations of the Company and the public disclosure referenced above.

4.0 Prior Valuations

4.01 The Company has represented to Evans & Evans that there have been no formal valuations relating to the Company or any affiliate or any of its respective material assets or liabilities made in the preceding two years which are in the possession or control of the Company.

5.0 Conditions and Restrictions

5.01 The Opinion may not be issued to anyone, nor relied upon by any party beyond the TSX-V, the Company and the appropriate court bodies reviewing the Arrangement. The Opinion may be referenced and/or included in RYU U.S.'s public disclosure documents and may be submitted to the Company's shareholders.

5.02 The Opinion may not be issued to any U.S. stock exchange and/or regulatory authority beyond the TSX-V and appropriate court bodies referenced above.

5.03 The Opinion may not be issued and/or used to support any type of value with any other third parties, legal authorities, nor stock exchanges, or other regulatory authorities, nor the Canada Revenue Agency nor the Internal Revenue Service. Such use is done so without the consent of Evans & Evans and readers are advised of such restricted use as set out above. Nor can it be used or relied upon by any of these parties or relied upon in any legal proceeding and/or court matter (other than relating to the approval of the Arrangement).

5.04 Any use beyond that defined above in 5.01 - 5.03 is done so without the consent of Evans & Evans and readers are advised of such restricted use as set out above.

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5.05 The Opinion should not be construed as a formal valuation or appraisal of RYU U.S., RYU Canada or any of their securities or assets. Evans & Evans, has, however, conducted such analyses as we considered necessary in the circumstances.

5.06 In preparing the Opinion, Evans & Evans has relied upon and assumed, without independent verification, the truthfulness, accuracy and completeness of the information and the financial data provided by the Company. Evans & Evans has therefore relied upon all specific information as received and declines any responsibility should the results presented be affected by the lack of completeness or truthfulness of such information. Publicly available information deemed relevant for the purpose of the analyses contained in the Opinion has also been used.

The Opinion is based on: (i) our interpretation of the information which the Company, as well its representatives and advisers, have supplied to-date; (ii) our understanding of the terms of the Arrangement; and (iii) the assumption that the Arrangement will be consummated in accordance with the expected terms.

5.07 The Opinion is necessarily based on economic, market and other conditions as of the date hereof, and the written and oral information made available to us until the date of the Opinion. It is understood that subsequent developments may affect the conclusions of the Opinion, and that, in addition, Evans & Evans has no obligation to update, revise or reaffirm the Opinion.

5.08 Evans & Evans denies any responsibility, financial, legal or other, for any use and/or improper use of the Opinion however occasioned.

5.09 Evans & Evans is expressing no opinion as to the price at which any securities of RYU Canada or RYU U.S. will trade on any stock exchange at any time.

5.10 No opinion is expressed by Evans & Evans whether any alternative transaction might have been more beneficial to the shareholders of the Company.

5.11 Evans & Evans reserves the right to review all information and calculations included or referred to in the Opinion and, if it considers it necessary, to revise part and/or its entire Opinion and conclusion in light of any information which becomes known to Evans & Evans during or after the date of this Opinion.

5.12 In preparing the Opinion, Evans & Evans has relied upon a letter from management of RYU U.S. confirming to Evans & Evans in writing that the information and management's representations made to Evans & Evans in preparing the Opinion are accurate, correct and complete, and that there are no material omissions of information that would affect the conclusions contained in the Opinion.

5.13 Evans & Evans has based its Opinion upon a variety of factors. Accordingly, Evans & Evans believes that its analyses must be considered as a whole. Selecting portions of its analyses or the factors considered by Evans & Evans, without considering all factors and

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analyses together, could create a misleading view of the process underlying the Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. Evans & Evans' conclusions as to the fairness, from a financial point of view, to the Company's shareholders of the Arrangement were based on its review of the Arrangement taken as a whole, in the context of all of the matters described under "Scope of Review", rather than on any particular element of the Plan of Arrangement or the Plan of Arrangement outside the context of the matters described under "Scope of Review". The Opinion should be read in its entirety.

5.14 Evans & Evans and all of its Principal, Partner, staff or associates' total liability for any errors, omissions or negligent acts, whether they are in contract or in tort or in breach of fiduciary duty or otherwise, arising from any professional services performed or not performed by Evans & Evans, its Principal, Partner, any of its directors, officers, shareholders or employees, shall be limited to the fees charged and paid for the Opinion. No claim shall be brought against any of the above parties, in contract or in tort, more than two years after the date of the Opinion.

5.15 Evans & Evans has not expressed any opinion on the underlying business decision as to why to proceed with and/or why to effect the Arrangement. Hence, the Opinion does not opine on such matters. Likewise, Evans & Evans is not commenting nor providing any legal, accounting or tax advice in connection with the Arrangement.

6.0 Assumptions

6.01 In preparing the Opinion, Evans & Evans has made certain assumptions as outlined below.

6.02 With the approval of RYU U.S. and as provided for in the Engagement Letter, Evans & Evans has relied upon, and has assumed the completeness, accuracy and fair presentation of, all financial information, business plans, forecasts and other information, data, advice, opinions and representations obtained by it from public sources or provided by the Company or its affiliates or any of its respective officers, directors, consultants, advisors or representatives (collectively, the "Information"). The Opinion is conditional upon such completeness, accuracy and fair presentation of the Information. In accordance with the terms of the Engagement Letter, but subject to the exercise of its professional judgment, and except as expressly described herein, Evans & Evans has not attempted to verify independently the completeness, accuracy or fair presentation of any of the Information.

6.03 Senior officers of the Company have represented to Evans & Evans that, among other things: (i) the Information (other than financial forecasts, projections, estimates or budgets) provided orally by, an officer or employee of the Company or in writing by the Company (including, in each case, affiliates and their respective directors, officers, consultants, advisors and representatives) to Evans & Evans relating to the Company, their affiliates or the Arrangement, for the purposes of the Engagement Letter, including in particular preparing the Opinion was, at the date the Information was provided to Evans & Evans, fairly and reasonably presented and complete, true and correct in all material respects, and

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did not, and does not, contain any untrue statement of a material fact in respect of the Company, their affiliates or the Arrangement and did not and does not omit to state a material fact in respect of the Company, their affiliates or the Arrangement that is necessary to make the Information not misleading in light of the circumstances under which the Information was made or provided; and (ii) since the dates on which the Information was provided to Evans & Evans, except as disclosed in writing to Evans & Evans, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company or any of its affiliates and no material change has occurred in the Information or any part thereof which would have, or which would reasonably be expected to have, a material effect on the Opinion.

6.04 In preparing the Opinion, we have made several assumptions, including that all final or executed versions of documents will conform in all material respects to the drafts provided to us, all of the conditions required to implement the Arrangement and the Share Exchange will be met, all consents, permissions, exemptions or orders of relevant third parties or regulating authorities will be obtained without adverse condition or qualification, the procedures being followed to implement the Arrangement are valid and effective and that the disclosure provided or (if applicable) incorporated by reference in any documents provided to shareholders with respect to the RYU U.S. and its subsidiaries, RYU Canada and the Arrangement will be accurate in all material respects and will comply with the requirements of applicable law. Evans & Evans also made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of Evans & Evans and any party involved in the Arrangement. Although Evans & Evans believes that the assumptions used in preparing the Opinion are appropriate in the circumstances, some or all of these assumptions may nevertheless prove to be incorrect.

6.05 The Company and all of its related parties and their principals had no contingent liabilities, unusual contractual arrangements, or substantial commitments, other than in the ordinary course of business, nor litigation pending or threatened, nor judgments rendered against, other than those disclosed by management and included in the Opinion that would affect the evaluation or comment.

6.06 RYU Canada is a newly-formed entity with no material assets or liabilities.

6.07 Conclusions contained herein are on a pre-tax basis to all shareholders of the Company.

6.08 The RYU Canada common shares begin trading on the TSX-V upon approval and completion of the Arrangement and the Share Exchange.

7.0 Conclusions as to Fairness

7.01 Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion, as of the date hereof, that the terms of the Plan of Arrangement are fair, from a financial point of view, to the shareholders of the Company.

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7.02 In considering fairness, from a financial point of view, Evans & Evans considered the Arrangement and Share Exchange from the perspective of the Company's shareholders as a group and did not consider the specific circumstances of any particular shareholder, including with regard to income tax considerations.

7.03 In arriving at the above-noted conclusions as to the fairness of the Plan of Arrangement, Evans & Evans considered the following:

a. In the view of Evans & Evans, the underlying value of the Company as a whole is not fundamentally altered by the completion of the Arrangement (with reference to all assumptions noted in 5.0).

b. The Arrangement does not change the ownership position of current Company shareholders. Each Company shareholder will hold the same number of Securities in RYU Canada as they did Securities in RYU U.S. No new shares are to be issued as part of the Arrangement.

c. The majority of future financings are expected to be raised in Canada, through networks of the Company's Canadian management team. Accordingly, it may be easier to conduct these financings through a Canadian public vehicle.

d. Management of the Company is of the view the change of corporate jurisdiction may also enable RYU Canada to qualify as a "foreign private issuer" ("FPI") in the United States. As a FPI, it is the view of the Company that regulatory compliance costs may decrease. Given the Company's early stage of growth, where capital is critical, the potential to decrease expenses must be considered positive.

e. As an FPI, RYU Canada's ability to raise capital may improve because it may enable RYU Canada to issue securities in private placement offerings with a four-month hold period as opposed to a hold period of six-months without limiting access to the U.S. capital markets. Research has shown that investors value liquidity and accordingly, reducing the hold period on shares issued under private placements may enhance the ability of RYU Canada to secure funding for both day-to-day operations and future growth.

f. Shareholders' access to timely financial data and public disclosure related to RYU Canada will not be materially altered by the Arrangement.

8.0 Qualifications & Certification

8.01 The Opinion preparation was carried out by Jennifer Lucas and thereafter reviewed by Michael Evans.

Mr. Michael A. Evans, MBA, CFA, CBV, ASA, Principal, founded Evans & Evans, Inc. in 1989. For the past 27 years, he has been extensively involved in the financial services and management consulting fields in Vancouver, where he was a Vice-President of two

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firms, The Genesis Group (1986-1989) and Western Venture Development Corporation (1989-1990). Over this period he has been involved in the preparation of over 1,500 technical and assessment reports, business plans, business valuations, and feasibility studies for submission to various Canadian stock exchanges and securities commissions as well as for private purposes. Formerly, he spent three years in the computer industry in Western Canada with Wang Canada Limited (1983-1986) where he worked in the areas of marketing and sales.

Mr. Michael A. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master's degree in Business Administration from the University of Portland, Oregon (1983) where he graduated with honors; the professional designations of Chartered Financial Analyst (CFA), Chartered Business Valuator (CBV) and Accredited Senior Appraiser. Mr. Evans is a member of the CFA Institute, the Canadian Institute of Chartered Business Valuators ("CICBV") and the American Society of Appraisers ("ASA").

Ms. Jennifer Lucas, MBA, CBV, ASA, Partner, joined Evans & Evans in 1997. Ms. Lucas possesses several years of relevant experience as an analyst in the public and private sector in British Columbia and Saskatchewan. Her background includes working for the Office of the Superintendent of Financial Institutions of British Columbia as a Financial Analyst. Ms. Lucas has also gained experience in the Personal Security and Telecommunications industries. Since joining Evans & Evans Ms. Lucas has been involved in writing and reviewing over 500 valuation and due diligence reports for public and private transactions.

Ms. Lucas holds: a Bachelor of Commerce degree from the University of Saskatchewan (1993), a Masters in Business Administration degree from the University of British Columbia (1995). Ms. Lucas holds the professional designations of Chartered Business Valuator and Accredited Senior Appraiser. She is a member of the CICBV and the ASA.

8.02 The analyses, opinions, calculations and conclusions were developed, and this Opinion has been prepared in accordance with the standards set forth by the Canadian Institute of Chartered Business Valuators.

8.03 The authors of the Opinion have no present or prospective interest in RYU U.S. or RYU Canada, or any entity that is the subject of this Opinion, and we have no personal interest with respect to the parties involved.

Yours very truly,

Evans & Evans

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